UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant *

Check the appropriate box:
* Preliminary Proxy Statement
* Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
* Definitive Additional Materials
* Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE, INC.
(Name of Registrant as Specified in its Charter)

______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2006

To Our Shareholders:

The Board of Directors joins me in extending to you a cordial invitation to attend the 2006 Annual Meeting of Shareholders of Interactive Intelligence, Inc. The meeting will be held at the Company’s headquarters located at 7601 Interactive Way, Indianapolis, Indiana, 9:00 a.m. Eastern Daylight Time on Thursday, May 18, 2006.

In addition to voting on the matters described in this Proxy Statement, we will review the Company's 2005 business results and discuss our plans for 2006 and beyond. There will also be an opportunity to discuss matters of interest to you as a shareholder.

We hope many Interactive Intelligence shareholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR YOU CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. No postage is necessary if the envelope is mailed in the United States. Any shareholder attending the meeting may vote in person even if a proxy has been returned.

We hope that you will be able to attend the meeting, and we look forward to seeing you.

Sincerely,

Donald E. Brown, M.D.
Chairman of the Board

INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA 46278
___________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 9:00 A.M. EASTERN DAYLIGHT TIME ON MAY 18, 2006
___________________________________________________________

To the Shareholders of
Interactive Intelligence, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Interactive Intelligence, Inc., an Indiana corporation (hereinafter the “Company”), will be held at the Company’s headquarters located at 7601 Interactive Way, Indianapolis, Indiana, at 9:00 a.m. Eastern Daylight Time on Thursday, May 18, 2006 for the following purposes:

(1) To elect two Directors to hold office for a term of three years or until their successors are elected and have qualified;

(2) To approve the Interactive Intelligence, Inc. 2006 Equity Incentive Plan;

(3)  To vote on a proposal to restore voting rights to control shares; and

(4) To transact any other business which may be properly brought before the meeting or any adjournment or postponement thereof.

The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

Only shareholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the shareholders entitled to vote at the meeting will be available for inspection for a purpose germane to the meeting by any shareholder during usual business hours at the Company’s headquarters located at 7601 Interactive Way, Indianapolis, Indiana during the ten days prior to the meeting date.

By order of the Board of Directors,
Interactive Intelligence, Inc.

Stephen R. Head
Corporate Secretary

Indianapolis, Indiana
April 13, 2006

Your vote is important. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the meeting. You can also vote your shares through the Internet or by telephone by following the instructions on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

INTERACTIVE INTELLIGENCE, INC.
7601 INTERACTIVE WAY
INDIANAPOLIS, INDIANA 46278
__________________________________________________

PROXY STATEMENT
SOLICITATION OF PROXIES
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 9:00 A.M. EASTERN DAYLIGHT TIME ON MAY 18, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 18, 2006 at 9:00 a.m. Eastern Daylight Time for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about April 13, 2006.

The proxy card, in ballot form, has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card.

Shareholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Company in writing of such revocation prior to the meeting. If you execute more than one proxy, the proxy having the latest date will revoke any earlier proxies. A proxy, when properly executed, duly returned and not so revoked, will be voted and, if it contains any specification, will be voted in accordance therewith, provided that the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted “FOR” the election of the two Director nominees, “FOR” the approval of the Interactive Intelligence, Inc. 2006 Equity Incentive Plan and “ABSTAIN” on the proposal to restore voting rights to control shares.

The solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, Directors and regular employees of the Company personally, by telephone or by facsimile. The Company does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Company may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Company.

Outstanding Shares and Voting Rights

At the close of business on March 31, 2006, the record date for the meeting, there were 16,374,026 shares of Common Stock outstanding, of which 12,457,291 shares are entitled to vote at the meeting. This number of shares of Common Stock entitled to vote excludes 3,916,735 outstanding shares that constitute “Control Shares” and are not entitled to vote at the meeting, as described below in “Restoration of Voting Rights to Control Shares” in this Proxy Statement. On all matters other than Proposal 3, each shareholder entitled to vote will have one (1) vote for each share held. Shareholders holding “interested shares” as defined by Indiana law are not eligible to vote on Proposal 3, but all shareholders entitled to vote will have one (1) vote for each share held on Proposal 3. See “Restoration of Voting Rights to Control Shares.”

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person, or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business. The election of the Director nominees will be determined by the vote of the holders of a plurality of the shares voting on such election. Proposal 2 will be approved if the votes properly cast favoring the proposal exceed the votes properly cast opposing the proposal. Approval of Proposal 3 will be subject to the affirmative vote of a majority of the votes entitled to be cast, which, solely for purposes of Proposal 3, excludes any interested shares. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and not entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Broker non-votes and abstentions will not affect the determination of whether Proposal 1 or Proposal 2 will be approved. Abstentions and broker non-votes will have the same effect as a vote against Proposal 3.

At the Annual Meeting, votes will be counted by a representative of Computershare Investor Services, LLC, the Company’s independent transfer agent and registrar. Such representative will process the votes cast by the shareholders, will make a report of inspection and count of the votes cast by the shareholders and will certify as to the number of votes cast on each proposal.

Principal Shareholders

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of March 31, 2006, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock. Except as otherwise indicated below, the person owns such Common Stock directly with sole investment and sole voting power.

	Number of Shares	Percent of
Name and Address of Beneficial Owner	Beneficially Owned	Class
Donald E. Brown, M.D.	4,782,706(1)	28.6%
7601 Interactive Way
Indianapolis, Indiana 46278
Kyle E. Brown	3,916,735(2)	23.9%
3653 South U.S. 421
Zionsville, Indiana 46077
S Squared Technology Corp.	1,409,400(3)	8.6%
515 Madison Avenue
New York, New York 10022

_______________________

(1)	Includes 366,450 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(2)
Information based solely on a Schedule 13D filed by such shareholder with the Securities and Exchange Commission on February 24, 2006. Pursuant to the Indiana Business Corporation Law, the shares beneficially owned by this shareholder do not have voting rights unless and until voting rights are restored. See “Restoration of Voting Rights to Control Shares.”

(3)
Information based solely on a Schedule 13G/A filed by such shareholder with the Securities and Exchange Commission on February 10, 2006, indicating beneficial ownership as of December 31, 2005. The shareholder is an investment adviser. The number of shares indicated includes 254,100 shares of Common Stock beneficially owned by S Squared Capital II Management, LLC, an affiliate of the shareholder.

ELECTION OF DIRECTORS
(ITEM 1 ON PROXY CARD)

The Board of Directors of the Company currently consists of six Directors divided into three classes, and the term of one class of Directors expires each year. Generally, each Director serves until the annual meeting of shareholders held in the year that is three years after such Director’s election and until such Director’s successor is elected and has qualified.

Edward L. Hamburg, Ph.D. and Samuel F. Hulbert, Ph.D. are presently serving as Directors of the Company. They were nominated by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee to be elected at the Annual Meeting for a term of three years to expire at the Company’s Annual Meeting in the year 2009 or until their successors are elected and have qualified.

The persons named in the accompanying proxy card will vote the shares represented by all executed proxies which are received for the election of the nominees hereinafter named, unless the authority to do so is withheld on the proxy.

Management has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingencies should arise, it is the intention of the persons named in the accompanying proxy card to vote for other nominees selected by the Nominating Committee in accordance with their best judgment.

The following descriptions set forth certain information, as of February 28, 2006, about each Director, including each person’s business experience for the past five years. There is no family relationship between any of the Directors or executive officers of the Company.

NOMINEES FOR TERM TO EXPIRE IN 2009

EDWARD L. HAMBURG, Ph.D.; Director since 2004; Age 54; Chicago, Illinois. Dr. Hamburg is the former Executive Vice President of Corporate Operations, Chief Financial Officer and Corporate Secretary of SPSS Inc., a software firm, located in Chicago, Illinois, that provides predictive analytical technology and services. Dr. Hamburg held such position from 1992 to 2004 and was head of business development for SPSS Inc. from 1986 to 1992. Dr. Hamburg currently holds an advisory position with SPSS Inc. and also serves on the Board of Directors and Audit Committee of two other high-technology companies.

SAMUEL F. HULBERT, Ph.D.; Director since 2001; Age 69; Naples, Florida. Dr. Hulbert is the former President of Rose Hulman Institute of Technology, an engineering, science and mathematics college located in Terre Haute, Indiana. Dr. Hulbert held such position from 1976 until his retirement in 2004.

PRESENT TERM EXPIRES IN 2007

WILLIAM E. MCWHIRTER; Director since 2002; Age 55; Indianapolis, Indiana. Mr. McWhirter is Chairman Emeritus of Fifth Third Bank, Indiana. From 1985 until 1999, Mr. McWhirter served as Chief Executive Officer of Peoples Bank & Trust Company at which time it merged with Fifth Third Bank, Indiana.

MARK E. HILL; Director since 2004; Age 49; Westfield, Indiana. Mr. Hill is the president of Baker Hill, an Experian Company, located in Carmel, Indiana that provides business process solutions mainly for the banking industry. Mr. Hill has held such position since 1986.

PRESENT TERM EXPIRES IN 2008

DONALD E. BROWN, M.D.; Director since 1994; Age 50; Indianapolis, Indiana. Dr. Brown is Chairman of the Board of Directors, President and Chief Executive Officer of the Company and has held such positions since 1994 in the case of President, since 1995 in the case of Chief Executive Officer and since 1998 in the case of Chairman of the Board of Directors. Dr. Brown co-founded the Company in 1994.

RICHARD A. RECK; Director since 2005; Age 56; Hinsdale, Illinois. Mr. Reck is the founder and President of Business Strategy Advisors LLC, a business strategy consultancy that focuses on serving technology-based companies. Mr. Reck was a partner with KPMG LLP from 1973 through his retirement in 2002. Mr. Reck also serves on the Board of Directors of two other high-technology public companies, Merge Technologies, Inc., a healthcare software company, and Advanced Life Sciences Holdings, Inc., a biopharmaceutical company.

The Board of Directors recommends a vote FOR each of the nominees listed above.

APPROVAL OF THE INTERACTIVE INTELLIGENCE, INC.
2006 EQUITY INCENTIVE PLAN
(ITEM 2 ON PROXY CARD)

On April 7, 2006, based on the recommendation of the Compensation Committee, the Board of Directors of the Company adopted the Interactive Intelligence, Inc. 2006 Equity Incentive Plan (the "2006 Plan") and directed that the 2006 Plan be submitted to the Company's shareholders for consideration at the 2006 Annual Meeting of Shareholders. The 2006 Plan provides for a broad array of equity-based awards to further the Compensation Committee's intent of creating performance incentives and aligning executive's interests with those of the Company's shareholders. In addition, the 2006 Plan will permit awards to members of the Board of Directors which will promote equity ownership in the Company by the Directors.

The following is a summary of the principal features of the 2006 Plan and is qualified in its entirety by reference to the complete text of the 2006 Plan as set forth as Appendix A to this Proxy Statement. Shareholders are urged to read the actual text of the 2006 Plan. Capitalized terms used but not defined herein have the meanings assigned to them in the 2006 Plan.

Objectives

The objectives of the 2006 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to participants, and to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the participants' personal interests to those of the Company's shareholders.

Eligibility to Receive Awards

The 2006 Plan provides that awards may be granted to employees and Directors of the Company and its subsidiaries, as well as consultants of the Company and other individuals as determined by the Committee. The approximate number of persons currently eligible to participate in the 2006 Plan is 400.

Types of Awards

The 2006 Plan permits the grant of the following types of awards:

•	stock options (incentive and nonqualified);
•	stock appreciation rights (“SARs”);
•	restricted stock;
•	restricted stock units (“RSUs”);
•	performance shares;
•	performance units; and
•	other stock-based awards.

Duration of the Plan

No award may be granted under the 2006 Plan after May 17, 2016.

Administration

The 2006 Plan will be administered by a committee consisting of two or more members of the Company's Board of Directors (the “Committee”). It is intended that each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “outside director” under regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and an “independent director” under the Nasdaq Stock Market listing standards. The Compensation Committee will act as the Committee for the 2006 Plan; however, the entire Board will act as the Committee with respect to awards to non-employee Directors. Subject to applicable law, the Committee may delegate its authority under the 2006 Plan.

Subject to the provisions of the 2006 Plan, the Committee has the authority to:

•	select the individuals to whom awards are to be granted;
•	determine whether and to what extent awards are to be granted;
•	determine the size, type, terms and conditions of awards;
•	approve the form of award agreements for use under the 2006 Plan;
•	establish performance measures for any performance period and determine whether such goals were satisfied;
•	amend any outstanding award in the event of termination of employment or service or a change in control, subject to certain limitations;
•	construe and interpret the 2006 Plan and any award agreement and apply their provisions; and
•	take any other action consistent with the terms of the 2006 Plan that the Committee deems appropriate.

All decisions, determinations and interpretations of the Committee will be final, binding and conclusive on all persons, including the Company and the participants.

Shares Subject to the 2006 Plan

Subject to antidilution adjustments, the total number of shares available for awards under the 2006 Plan shall be (i) 1,250,000 shares, plus (ii) up to 320,000 shares available for issuance under the 1999 Stock Option and Incentive Plan and the Outside Directors Stock Option Plan (collectively, the "Prior Plans"), as previously approved by the shareholders of the Company, as of the date the 2006 Plan is approved by the shareholders (the "Effective Date"), but that are not underlying any outstanding stock options or other awards under the Prior Plans as of the Effective Date, plus (iii) any shares allocable to outstanding stock options or other awards under the Prior Plans as of the Effective Date to the extent that on or after the Effective Date such stock options or other awards expire, are forfeited or otherwise terminate unexercised. The 2006 Plan will provide for a maximum number of shares that may be issued pursuant to awards under the 2006 Plan, which number will be the sum of the 1,250,000 shares set forth above, plus the number of shares available for issuance under the Prior Plans as of the Effective Date (up to 320,000), plus the aggregate number of shares subject to options previously granted and outstanding under the Prior Plans as of the Effective Date.

The source of shares for issuance under the 2006 Plan may be authorized and unissued shares or treasury shares. If the 2006 Plan is approved by the Company's shareholders, no additional awards will be made under the Prior Plans.

If an award under the 2006 Plan is forfeited or terminated for any reason before being exercised, fully vested or settled, as the case may be, then the shares underlying that award will be added back to the remaining shares and will be available for further awards under the 2006 Plan. The number of shares available for future grants under the 2006 Plan, however, will be reduced by: (a) any shares subject to an award that are withheld or otherwise not issued upon the exercise of the award to satisfy the participant's tax withholding obligations or to pay the exercise price of the award; and (b) shares subject to an award that is settled in cash in lieu of shares.

Pursuant to the 2006 Plan, subject to antidilution adjustments:

•
the maximum aggregate number of shares that may be delivered in connection with stock options intended to be incentive stock options under Section 422 of the Code (“incentive stock options”) may not exceed 1,500,000 shares;

•	the maximum aggregate number of shares that may be granted to an individual participant during any calendar year:

• pursuant to all forms of awards is 100,000 shares;
• pursuant to incentive stock options is 100,000 shares;
• pursuant to restricted stock and RSU awards is 50,000 shares; and
• pursuant to performance share awards is 50,000 shares; and

•
the maximum aggregate compensation that may be paid pursuant to performance units awarded in any one calendar year to an individual participant is $250,000, or a number of shares having an aggregate fair market value not in excess of that amount.

Further, no incentive stock option will be granted to a participant if as a result of such grant the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time in any calendar year would exceed $100,000.

The closing sale price of the Company's Common Stock on March 31, 2006, as quoted on the Nasdaq Stock Market and reported in The Wall Street Journal, was $9.90 per share.

Adjustments Upon Changes in Capitalization

In the event of any change in the Company's capitalization or other corporate event that has a material effect on the fair market value of the Company's Common Stock, the Committee will adjust, as it determines to be appropriate and equitable to prevent dilution or enlargement of rights:

•	the number and kind of shares that may be delivered under the 2006 Plan;
•	the individual limits set forth in the 2006 Plan;
•	the number and kind of shares subject to outstanding awards;
•	the exercise price, grant price or other price of shares subject to outstanding awards;
•	any performance conditions relating to outstanding awards;
•	the market price of shares, or per-share results; and
•	other terms and conditions of outstanding awards.

Corporate events that may give rise to adjustments in awards include, but are not limited to, mergers, reorganizations, consolidations, recapitalizations, liquidations, stock dividends, split-ups, spin-offs, stock splits, reverse stock splits, share combinations, share exchanges, any change in the corporate structure that affects the Company's Common Stock, and the payment of a dividend or distribution to the Company's shareholders in a form other than the Company's Common Stock (except for normal cash dividends).

No Repricing Without Shareholder Approval

The 2006 Plan prohibits the Company from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR that has an exercise price or grant price above the value of the Company's Common Stock with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award other than as described under "Adjustments Upon Changes in Capitalization" above, without first obtaining shareholder approval.

Stock Options

Stock options granted under the 2006 Plan may be either nonqualified or incentive stock options. Each option grant will be evidenced by an award agreement between the participant and the Company setting forth the terms and conditions of the option. The Committee will set the exercise price of each option, provided that the exercise price may not be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted. In addition, in the case of an incentive stock option granted to a participant who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of the Company's stock, the exercise price of the incentive stock option will not be less than 110% of the fair market value of the Company's Common Stock on the date the option is granted.

The Committee will determine the term of each stock option that it grants under the 2006 Plan; however, the term may not exceed 10 years from the date of grant. Moreover, in the case of an incentive stock option granted to a participant who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of the Company's stock, the term of the option may not exceed five years from the date of grant.

Each award agreement will specify the date(s) on which a stock option granted under the 2006 Plan is to become exercisable (based on the passage of time or the achievement of performance goals).

If a participant's employment or service terminates due to death or disability, the participant may exercise any options that were exercisable on the date of termination, but only within the one year period following termination, and in no event after the date the options expire in accordance with their terms. Upon termination by the Company of a participant's employment or service without cause, or upon termination of employment or service by the participant for a reason other than death or disability, or upon a participant's retirement, a participant may exercise any options that were exercisable on the date of termination, but only within the one month following termination, and in no event after the date the options expire in accordance with their terms. Upon termination of employment or service for cause, a participant will immediately forfeit all of his or her outstanding options and will, if the Committee in its sole discretion so determines, repay to the Company the amount of any gain that the participant had realized upon any exercise within the 90-day period prior to the termination.

The Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's termination of employment or service, to the extent permitted by applicable law.

Stock Appreciation Rights

SAR grants may be either freestanding grants or grants in tandem with option grants. Each SAR grant will be evidenced by an agreement that will specify the number of shares to which the SAR pertains, the grant price, the term of the SAR and such other provisions as the Committee shall determine.

The grant price of a freestanding SAR will not be less than 100% of the fair market value of the Company's Common Stock on the grant date, and the grant price of a tandem SAR will equal the exercise price of the related option. The Committee will determine the term of each SAR that it grants under the 2006 Plan; however, the term may not exceed 10 years from the date of grant.

A tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable. The exercise of all or part of a tandem SAR will result in the forfeiture of the right to purchase a number of shares under the related option equal to the number of shares with respect to which the SAR is exercised. The 2006 Plan also contains specified additional conditions on the exercise of a tandem SAR granted in connection with an incentive stock option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes upon them; however, except as otherwise provided upon a termination of employment or service or in the event of a change in control or subsidiary disposition, no freestanding SARs may be exercisable prior to one year from the date of grant.

Upon exercise of a SAR, the holder will receive payment from the Company in an amount equal to the product of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, shares of the Company's Common Stock or a combination thereof.

If the employment or service of a holder of a SAR is terminated, the SAR will be treated in the same manner as options are treated, as described above under “--Stock Options.”

Restricted Stock and Restricted Stock Units

Each restricted stock or RSU grant will be evidenced by an agreement that specifies the applicable period of restriction, the number of restricted shares or RSUs granted, the vesting or settlement date, and such other provisions as the Committee determines.

The period of restriction applicable to an award of restricted stock or RSUs will be at least one year, except as provided upon a termination of employment or service or upon a change in control or a subsidiary disposition.

Participants holding restricted stock may exercise full voting rights and will receive all regular cash dividends paid with respect to those shares. Except as otherwise determined by the Committee, all other distributions paid with respect to the restricted stock will be credited to the participant subject to the same restrictions on transferability and forfeitability as the underlying restricted stock. A holder of RSUs will not have voting rights or other rights as a shareholder with respect to such RSUs.

When the applicable period of restriction on the restricted stock ends, the stock will become freely transferable, and the participant will be entitled to receive a certificate evidencing those shares. When the applicable period of restriction ends, RSUs will be settled and paid. The Committee shall determine whether the RSUs will be settled by delivery of shares or payment in cash of an amount equal to the fair market value of the shares on the settlement date, or a combination thereof.

Except as otherwise determined by the Committee, upon a participant's death or disability:

•
with respect to restricted stock or RSUs with a time-based period of restriction, the restrictions on the "Ratable Portion" of the award will lapse on the date of the participant's death or disability (where "Ratable Portion" means (i) the number of shares of restricted stock or the number of RSUs awarded to the participant multiplied by the portion (expressed as a percentage) of the restricted period that expired on the date of the participant's death or disability, reduced by (ii) the number of restricted shares or RSUs with respect to which the restrictions had lapsed as of such date); and

•
with respect to restricted stock or RSUs with a performance-based period of restriction, the unvested portion of the award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable.

Upon a participant's termination of employment or service for a reason other than death or disability, except upon a change in control or subsidiary disposition or as the Committee may otherwise determine, the participant will forfeit all unvested restricted stock or RSUs immediately after the termination of employment or service.

Performance Shares and Performance Units

Each grant of performance shares and performance units will be evidenced by an agreement that specifies the number granted, the applicable performance goals and performance periods, and such other provisions as the Committee determines. Except as otherwise provided in the applicable award agreement, upon termination of employment or service or upon a change in control or subsidiary disposition, the performance period for performance shares and performance units must be at least one year.

A participant will not have voting rights or other rights as a shareholder with respect to the shares subject to an award of performance shares or performance units until the time, if at all, when shares are issued to the participant pursuant to the terms of the applicable award agreement.

As soon as practicable following the completion of the performance period applicable to outstanding performance shares or performance units, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the award earned by the participant and to be paid upon its settlement. The Committee, in its sole discretion as specified in the award agreement, may pay earned performance shares or performance units by delivery of shares or by payment in cash or a combination thereof.

Except as otherwise determined by the Committee, if a participant terminates employment or service due to death or disability, the performance shares or performance units will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable. If a participant terminates employment or service for any reason other than death or disability, the participant will forfeit any and all right to payment under the performance shares or performance units, except as otherwise determined by the Committee.

Other Stock-Based Awards

The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares based on attainment of performance goals, payment of shares as a bonus or in lieu of cash based on attainment of performance goals, and the payment of shares in lieu of cash under other of the Company's incentive or bonus programs.

Except as otherwise provided in the applicable award agreement, upon a termination of employment or service or upon a change in control or subsidiary disposition, other stock-based awards will have a minimum period of restriction of one year, which period may, in the Committee's discretion, lapse on a pro-rated, graded, or cliff (i.e., all at once) basis. However, in the Committee’s discretion, up to 5% of the shares available for issuance under the 2006 Plan may have a shorter period of restriction. Moreover, an award of payment in shares in lieu of cash under other of the Company's incentive or bonus programs, will not be subject to the minimum period of restriction limitation described above and will not be applied against or included when calculating the 5% limitation.

Performance-Based Awards

The Committee may grant awards that are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such award, the Committee will establish the goals to be used (which must be one or more of the "performance measures" specified in the 2006 Plan) within 90 days after the commencement of the performance period, or, if less, the number of days equal to 25% of the performance period applicable to such award. Pursuant to the 2006 Plan, “performance measures” means any performance goal that the Committee, in its discretion, may select from among any of the following performance goals: total shareholder return; stock price; net customer sales; volume; gross profit; gross margin; operating profit; operating margin; earnings from continuing operations before income taxes; earnings from continuing operations; earnings per share from continuing operations; net operating profit after tax; net earnings; net earnings per share; return on assets; return on investment; return on equity; return on invested capital; cost of capital; average capital employed; cash flow; cash flow from operations; working capital; working capital as a percentage of net customer sales; asset growth; asset turnover; market share; orders received; days sales outstanding; and operating unit results.

The Committee may establish performance measures, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, functions, salary grade levels, or positions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In addition, unless otherwise determined by the Committee, measurement of performance measures will exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements, notes to the financial statements, management’s discussion and analysis, or other filings with the Securities and Exchange Commission.

Non-Transferability of Awards

Awards granted under the 2006 Plan will not be assignable or transferable by the participant, except by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant or the participant's guardian or legal representative.

Tax Withholding Obligations

The 2006 Plan authorizes the Company to deduct or withhold, or to require the participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements prior to the delivery of any shares or cash pursuant to an award.

Change in Control, Cash-Out and Subsidiary Disposition

Except as otherwise provided in the applicable award agreement, if a participant's employment or service with the Company is involuntarily terminated, for whatever reason, at any time within 12 months after a change in control (as defined in the 2006 Plan) of the Company:

•	any and all outstanding awards granted under the 2006 Plan with time-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed; and
•
any and all outstanding awards granted under the 2006 Plan with performance-based vesting provisions will best on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (a) based on the level of performance achieved as of the date of the termination, if determinable, or (b) at the target level, if not determinable.

In addition, the Committee may, in its sole discretion, determine that: (a) all outstanding stock options and SARs will be terminated upon the occurrence of a change in control and that each participant will receive, with respect to each share subject to the options or SARs, an amount in cash equal to the excess of the consideration payable with respect to one share in connection with the change in control over the option's exercise price or the SAR's grant price; and (b) options and SARs outstanding as of the date of the change in control may be cancelled and terminated without payment, if the consideration payable with respect to one share in connection with the change in control is less than the option's exercise price or the SAR's grant price.

Further, the Committee has the authority to provide for the automatic full vesting and exercisability of one or more outstanding unvested awards under the 2006 Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on the awards, in connection with a disposition of a subsidiary of the Company, but only with respect to those participants who are at the time engaged primarily in service with the subsidiary involved in the subsidiary disposition.

Amendment, Suspension and Termination of the 2006 Plan

The Board of Directors may amend, suspend or terminate the 2006 Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary to comply with the applicable rules of any national securities exchange or other market system or applicable laws. In addition, no termination, amendment or modification may adversely impact an award previously granted in any material way without the consent of the participant to whom such award was granted unless required by applicable law.

Future Benefits Under the 2006 Plan

Future benefits under the 2006 Plan are not currently determinable. During 2005, stock options were granted under the 1999 Stock Option and Incentive Plan to the Named Executive Officers, as set forth in the table below under “Option Grants in 2005.” In addition, stock options were granted during the year to all executive officers as a group to purchase 126,450 shares of the Company's Common Stock at a weighted-average exercise price of $4.35 per share. Stock options were granted to all other employees as a group to purchase 389,636 shares of the Company's Common Stock at a weighted-average exercise price of $4.87 per share. In addition, during 2005, stock options were granted to the non-employee Directors as a group to purchase 33,932 shares of the Company's Common Stock at a weighted-average exercise price of $4.56 per share under the Outside Directors Stock Option Plan.

U.S. Federal Income Tax Treatment

The following paragraphs are a summary of the material U.S. federal income tax consequences associated with awards granted under the 2006 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. An incentive stock option results in no taxable income to the optionee and no deduction to the Company at the time it is granted or exercised. The excess of the fair market value of the shares acquired over the option price, however, is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period (i.e., a “disqualifying disposition”), however, then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Nonqualified Stock Options. A nonqualified stock option results in no taxable income to the optionee and no deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee. The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a nonqualified stock option is exercised by tendering previously owned shares of the Company Common Stock in payment of the option price, then, instead of the treatment described immediately above, the following generally will apply:

•	the optionee will be considered to have received, in a tax-free exchange, a number of new shares equal to the number of previously owned shares tendered by the optionee in payment of the option price;
•	the optionee’s basis and holding period for those new shares will be equal to the basis and holding period of the previously owned shares;
•
the optionee will have compensation income equal to the fair market value on the date of exercise of the excess shares (that is, the number of new shares received in total upon the exercise of the nonqualified option, less the number of previously owned shares that were tendered);

•	the optionee’s basis in those excess shares will be equal to the amount of that compensation income;
•
subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to that compensation income; and

•	the holding period of those excess shares will begin on the date of exercise.

Any gain (or loss) upon subsequent disposition of the new shares or the excess shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

Stock Appreciation Rights. Generally, the recipient of a freestanding SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. Upon the settlement of a SAR, however, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, RSUs, performance shares, or performance units. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid by the participant for the restricted stock, RSUs, performance shares or performance units. For restricted stock only, a participant instead may elect to be taxed at the time of grant. In each of these cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Other Stock-Based Awards. A participant generally will recognize income upon receipt of the shares subject to the award (or, if later, at the time of vesting of such shares), and the Company will generally be entitled to a corresponding federal income tax deduction at the same time.

Section 409A. Section 409A of the Code provides certain requirements for deferred compensation arrangements. Although the full scope of Section 409A is not yet clear, it may limit the flexibility under the 2006 Plan with respect to certain types of awards. If the requirements of Section 409A are not complied with, the recipient of an award could be subject to tax on the award, and an additional 20% tax, at the time the award is granted or vested. The 2006 Plan is intended to comply with the requirements of Section 409A, and the 2006 Plan provides that any provision thereof that would cause it or any award granted under the 2006 Plan to fail to satisfy Section 409A will have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

Section 162(m). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next four most highly compensated executive officers. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The 2006 Plan has been designed, however, to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting the Company to receive a federal income tax deduction in connection with such awards even to the extent that they exceed $1,000,000.

The Board of Directors recommends a vote FOR approval of the 2006 Equity Incentive Plan.

RESTORATION OF VOTING RIGHTS TO CONTROL SHARES
(ITEM 3 ON PROXY CARD)

Under the control share provisions, Indiana Code Sections 23-1-42-1 to -11 (the "Control Share Provisions"), of the Indiana Business Corporation Law (the "IBCL"), an acquisition of the power to vote shares of an issuing public corporation which allows for the exercise of voting power within certain ranges causes those shares to lose their voting rights. Specifically, an acquiring person who engages in a control share acquisition of an issuing public corporation, such as the Company, may not exercise voting rights on any “control shares” unless such voting rights are restored by a majority of all votes entitled to be cast by the disinterested shareholders of the issuing public corporation. Under the Control Share Provisions, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within any of the following ranges: one-fifth or more but less than one-third; one-third or more but less than a majority; or a majority or more.

As disclosed in a Schedule 13D filed with the Securities and Exchange Commission on February 24, 2006 by Ms. Kyle E. Brown (the "Schedule 13D"), Ms. Brown acquired 3,916,735 shares (the "Control Shares") of the Company's Common Stock from Dr. Donald Brown, her ex-husband and the Chairman, President and Chief Executive Officer of the Company, pursuant to an Agreement of Property Settlement and for Child Custody and Support, which was approved by the Indiana State Superior Court in Boone County on February 14, 2006, in connection with the division of property in divorce proceedings. The Control Shares acquired by Ms. Brown represented approximately 23.9% of the outstanding Common Stock as of March 31, 2006, the record date for the Annual Meeting. Accordingly, the shares owned by Ms. Brown fall within the range of one-fifth or more but less than one-third of the voting power of the Company under the Control Share Provisions, and therefore, such Control Shares have lost their voting rights unless and until the Company's shareholders vote to restore voting rights in accordance with the Control Share Provisions.

If this proposal to restore voting rights to the Control Shares is approved, Ms. Brown will have full voting rights with respect to all of the shares of the Company's Common Stock that she beneficially owns. If this proposal is not approved, then Ms. Brown will not be able to exercise voting rights with respect to the Control Shares.

Under the Control Share Provisions, "interested shares" are not eligible to vote on this proposal. Solely with respect to the vote on this Proposal 3, all "interested shares" otherwise entitled to vote will be excluded from the calculation of whether this proposal is approved by a majority of the votes entitled to be cast. "Interested shares" include all shares of the Company's Common Stock held by the following shareholders: Ms. Brown, as the owner of the Control Shares at issue; all officers of the Company; and each employee of the Company who also serves as a Director. As of the record date for the Annual Meeting, there were a total of 8,443,384 shares which were "interested shares" within the meaning of the Control Share Provisions. The affirmative vote of 3,965,322 shares, which is equal to a majority of (i) the shares outstanding on the record date, less (ii) the "interested shares" outstanding on the record date, is required to approve Proposal 3.

Holders of the Company's Common Stock do not have dissenters' rights with respect to this Proposal 3, and will not have dissenters' rights in the event the voting power of the Control Shares is restored.

The Board of Directors of the Company is not taking a position and makes no recommendation with respect to this proposal to approve or disapprove the restoration of the voting rights of the Control Shares.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Company’s Board of Directors has determined that Dr. Hamburg, Mr. Hill, Dr. Hulbert, Mr. McWhirter and Mr. Reck are “independent directors” as defined by the NASDAQ Stock Market rules. The Board of Directors has determined that each of Dr. Hamburg, Mr. Hill, Dr. Hulbert, Mr. McWhirter and Mr. Reck has no relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a Director of the Company.

During 2005, six meetings of the Board of Directors were held. For the year, each of the Directors during the term of his tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such Director served. The Company has a policy that states that all Directors are expected to attend the Company’s Annual Meetings of Shareholders. All of the Company’s Board members attended, either in person or by telephone, the 2005 Annual Meeting of Shareholders.

The Board has a process whereby shareholders of the Company may send communications to the Board’s attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Interactive Intelligence, Inc., Board of Directors, c/o Secretary, 7601 Interactive Way, Indianapolis, Indiana 46278. The Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

The Company has the following three standing committees.

Audit Committee

The Board of Directors of the Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Among its current primary functions, the Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm; is directly responsible for the compensation and oversight of the work of the Company’s independent registered public accounting firm; evaluates the qualifications, performance and independence of the independent registered public accounting firm; preapproves all auditing services and permitted non-audit services, including the fees and terms for such services (subject to the de minimus exception for non-audit services that are approved by the Audit Committee prior to completion of the audit) provided by the independent registered public accounting firm; reviews and discusses with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements; discusses with management and the independent registered public accounting firm major issues regarding accounting principles and financial statement presentations and the adequacy of the Company’s internal control over financial reporting; and reviews and approves all related-party transactions. See “Audit Committee Report” included elsewhere herein. The Board of Directors has adopted a written Charter of the Audit Committee, which is available on the Company’s website at www.inin.com and is attached to this Proxy Statement as Appendix B.

The Audit Committee held twelve meetings during 2005. The current members of the Audit Committee are: Edward L. Hamburg (Chairman), William E. McWhirter and Richard A. Reck. All members of the Audit Committee are independent as such term for audit committee members is defined by the NASDAQ Stock Market rules and Rule 10A-3 of the Exchange Act. The Company’s Board of Directors has determined that Dr. Hamburg and Mr. Reck meet the Securities and Exchange Commission’s definition of “audit committee financial expert.”

Compensation and Stock Option Committee

The Compensation and Stock Option Committee (the “Compensation Committee”) reviews, determines and establishes the salaries, bonuses and other compensation of the Company’s executive officers and administers the Company’s stock option plans in which executive officers and other key employees participate. The Compensation Committee held four meetings during 2005. The current members of the Compensation Committee are: Mark E. Hill (Chairman), Samuel F. Hulbert and William E. McWhirter. All members of the Compensation Committee are independent as such term for compensation committee members is defined by the NASDAQ Stock Market rules. The Board of Directors has adopted a written Charter of the Compensation Committee, which is available on the Company’s website at www.inin.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) assists the Board in identifying individuals qualified to become Board members, develops the Company’s Corporate Governance Guidelines, leads the Board in its annual review of its performance and recommends Directors for each committee. The Nominating Committee held two meetings during 2005. The members of the Nominating Committee, who are independent as such term for nominating committee members is defined by the NASDAQ Stock Market rules, are Samuel F. Hulbert (Chairman) and William E. McWhirter. The Board of Directors has adopted a written Charter of the Nominating Committee, which is available on the Company’s website at www.inin.com.

The Nominating Committee will consider candidates for membership on the Board of Directors who are recommended by shareholders. A shareholder who wishes to recommend a Director candidate for consideration by the Nominating Committee should send such recommendation to the Secretary of the Company, 7601 Interactive Way, Indianapolis, Indiana 46278, who will forward it to the Nominating Committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected and addresses and telephone numbers for contacting the shareholder and the candidate for more information. A shareholder who wishes to nominate an individual as a Director candidate at an annual meeting of shareholders, rather than recommend the individual to the Nominating Committee as a nominee, must comply with the advance notice requirements set forth in the Company’s’ By-Laws, as described in “Date of Receipt of Shareholder Proposals for 2007 Annual Meeting” included elsewhere herein.

The Nominating Committee is responsible, when the need arises, for seeking individuals qualified to become Board members for recommendation to the Board. The entire Board nominates members for election to the Board and for filling vacancies on the Board. Nominees for Director are selected on the basis of broad experience, judgment, integrity, ability to make independent inquiries, understanding of the Company’s business and environment and willingness to devote adequate time to Board duties. The Nominating Committee’s process for identifying and evaluating nominees for Director will be the same whether the nominee is from the Nominating Committee’s search for a candidate, or whether the nominee was recommended by a shareholder.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) that applies to all of the Company’s Directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and controller. The Company will provide to any person without charge a copy of the Ethics Code, upon request to the Company’s Secretary at 7601 Interactive Way, Indianapolis, Indiana, 46278. The Ethics Code is posted on the Company’s website at www.inin.com. The Company intends to disclose any amendments to the Ethics Code by posting such amendments on its website. In addition, any waivers of the Ethics Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

SECURITY OWNERSHIP OF MANAGEMENT

Set forth below is a tabulation indicating as of March 31, 2006, the shares of the Company’s Common Stock beneficially owned by each Director, each of the Named Executive Officers, and the current Directors and executive officers of the Company as a group. Except as otherwise indicated below, each individual owns such Common Stock directly with sole investment and sole voting power.

		Number of Shares	Percent of
Name of Beneficial Owner	Principal Position	Beneficially Owned(1)	Class
Donald E. Brown, M.D	Chairman of the Board,	4,782,706(2)	28.6%
President and Chief
Executive Officer

Gary R. Blough	Executive Vice President of	160,048(3)	*
Worldwide Sales

Jeremiah J. Fleming	President, Vonexus	202,964(4)	1.2%

Stephen R. Head	Chief Financial Officer, Vice	82,913(5)	*
President of Finance and
Administration, Secretary
and Treasurer

Joseph A. Staples	Senior Vice President of	20,750(6)	*
Worldwide Marketing

Edward L. Hamburg, Ph.D.	Director	9,000(7)	*

Mark E. Hill	Director	35,714(8)	*

Samuel F. Hulbert, Ph.D.	Director	28,726(9)	*

William E. McWhirter	Director	39,261(10)	*

Richard A. Reck	Director	10,000	*
All Current Directors and		5,411,382(11)	31.4%
Executive Officers as a
Group (11 persons)
________________________

* Less than one percent.

(1)
Number of shares of Common Stock owned, directly or indirectly, as of March 31, 2006. This information has been furnished by each Director or officer. Also includes all stock options which are exercisable on or within 60 days of March 31, 2006.

(2)	Includes 366,450 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(3)	Includes 129,048 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(4)	Includes 156,212 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(5)	Includes 59,913 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(6)	Includes 18,750 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(7)	Includes 9,000 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(8)	Includes 15,714 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(9)	Includes 28,726 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(10)	Includes 24,261 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

(11)	Includes 839,733 shares subject to stock options exercisable on or within 60 days after March 31, 2006.

EXECUTIVE COMPENSATION

The Summary Compensation Table appearing below shows the compensation for the past three years to the Company’s Chief Executive Officer and to each of the Company’s four other most highly compensated executive officers, based on salary and bonus earned during 2005 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards
	Annual Compensation				Securities
				Other Annual	Underlying
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Options(3)
Donald E. Brown, M.D.	2005	$300,000	$269,406	$--	15,000
Chairman, President and Chief	2004	250,000	200,000	--	172,053
Executive Officer	2003	250,000	112,500	1,523	85,647

Gary R. Blough	2005	200,000	174,958	--	20,200
Executive Vice President of	2004	180,000	128,830	252,319	103,080(4)
Worldwide Sales	2003	160,000	105,495	288,564	5,000

Jeremiah J. Fleming	2005	200,000	125,227	--	--
President, Vonexus	2004	200,000	138,797	1,545	114,501(5)
	2003	200,000	138,142	1,714	10,000

Stephen R. Head(6)	2005	200,000	109,703	--	6,250
Chief Financial Officer, Vice	2004	175,000	48,750	--	44,911
President of Finance and	2003	23,333	--	--	75,000
Administration, Secretary and
Treasurer

Joseph A. Staples(7)	2005	185,000	103,881	--	75,000
Senior Vice President of	2004	--	--	--	--
Worldwide Marketing	2003	--	--	--	--
______________________

(1)	Reflects bonus earned during the specified year, which bonuses at times have been paid in the following year.

(2)	Includes primarily expatriate allowances, relocation expenses and expenses associated with corporate sales incentives.

(3)	Consists of options to acquire shares of the Company’s Common Stock. The Company has never granted stock appreciation rights or restricted stock.

(4)
Includes 18,495 shares of common stock subject to options related to an option exchange program in 2003 whereby the Company offered to its employees the opportunity to cancel certain outstanding options previously granted to them in exchange for new options to be granted to them at least six months and one day from the cancellation date, which new options were granted on July 2, 2004.

(5)
Includes 34,278 shares of common stock subject to options related to an option exchange program in 2003 whereby the Company offered to its employees the opportunity to cancel certain outstanding options previously granted to them in exchange for new options to be granted to them at least six months and one day from the cancellation date, which new options were granted on July 2, 2004.

(6)	Mr. Head joined the Company in November 2003.

(7)	Mr. Staples joined the Company in January 2005.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information about our executive officers:

Name	Age	Position
Donald E. Brown, M.D.	50	Chairman of the Board, President and Chief Executive Officer
Gary R. Blough	50	Executive Vice President of Worldwide Sales
Jeremiah J. Fleming	48	President, Vonexus
Stephen R. Head	52	Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer
Pamela J. Hynes	44	Vice President of Customer Services
Joseph A. Staples	46	Senior Vice President of Worldwide Marketing

Donald E. Brown, M.D. co-founded Interactive Intelligence, his third software company, in October 1994 and has served as Chief Executive Officer since April 1995 and President since inception. Dr. Brown also serves as Chairman of the Board, a position he has held since July 1998. Dr. Brown has been a Director since inception. In March 1988, Dr. Brown co-founded Software Artistry, Inc. (“Software Artistry”), a developer of customer support software that became a public company in March 1995 and was subsequently acquired by IBM in January 1998. At Software Artistry, Dr. Brown served as Chief Executive Officer and director from inception through September 1994. Dr. Brown’s first software company was acquired by Electronic Data Systems, Inc. in September 1987. Dr. Brown graduated from the Indiana University School of Medicine in 1985. He also holds two additional degrees from Indiana University, a M.S. in computer science and a B.S. in physics.

Gary R. Blough has served as Executive Vice President of Worldwide Sales since July 2004. Mr. Blough served as Vice President of Sales for Europe, the Middle East and Africa from January 2002 to July 2004 and previously served as Area Director and Vice President of Sales for Western U.S. and Latin America since joining the Company in February 1997. From January 1992 to February 1997, Mr. Blough held various sales positions at Software Artistry, including Manager of Western Region Sales. From January 1990 to December 1991, Mr. Blough was Director of Sales for On-Line Software, a developer of programmer productivity tools. Mr. Blough has a bachelor’s degree in marketing from Virginia Polytechnic Institute and State University.

Jeremiah J. Fleming has served as President, Vonexus since July 2004 when Vonexus, one of the Company’s subsidiaries, was formed. Mr. Fleming served as Executive Vice President of Sales, The Americas and Europe, Middle East, and Africa from May 2001 to July 2004. Prior to that, Mr. Fleming served as Vice President of Sales, The Americas since joining Interactive Intelligence in March 1997. From January 1995 to February 1997, Mr. Fleming served as Vice President, Domestic Sales of Software Artistry. From 1992 to December 1994, he held sales positions of increasing responsibility at Software Artistry. He served as Manager, Midwest Region at Pansophic Systems, Inc., a developer of business software, from 1989 to 1991. Mr. Fleming holds both an M.B.A. degree and a B.A. degree in political science and philosophy from the University of Missouri.

Stephen R. Head has served as Chief Financial Officer, Vice President of Finance, Secretary and Treasurer since November 2003 and Vice President of Finance and Administration since February 2004. Mr. Head previously served as Chief Financial Officer of Gilian Technologies Ltd. (now Breach Security, Inc.), a Web security applications developer, from 2001 to 2003. Prior to Gilian Technologies, Mr. Head was Senior Vice President, Finance and Administration from 1999 to 2001 at planetU, Inc., an e-commerce company serving the consumer packaged goods industry and which was acquired by Transora in December 2000. Other financial roles Mr. Head has held in the software industry include Vice President, Finance and Administration and Chief Financial Officer at Made2Manage Systems, Inc., and Vice President, Finance and Chief Financial Officer of Software Artistry. Mr. Head began his career in accounting at KPMG LLP. He has also served in positions in private industry. Mr. Head is a graduate of Indiana University, where he received both an M.B.A. and B.S. in Business with a concentration in Accounting.

Pamela J. Hynes has served as Vice President of Customer Services since October 2004. Ms. Hynes served as Vice President of Customer Loyalty from September 2003 to October 2004 and Vice President of Client Services, the Americas and Europe, Middle East and Africa from July 2001 until September 2003. Mrs. Hynes served as Vice President of North American Client Services from September 1999 until July 2001 and prior to that as Director of Client Services since joining Interactive Intelligence in November 1996. Mrs. Hynes was an Account Manager at Software Artistry from July 1996 to October 1996 and the Support Services Manager of Software Artistry from August 1992 to July 1996. Prior to August 1992, she served in a number of technical roles at Software Artistry, including Application Development, Technical Instructor and Field Engineer. Before joining Software Artistry, she served as Technical Support Engineer at American Financial Resources, a software development company. Mrs. Hynes holds a B.S. degree in management information systems from New Hampshire College.

Joseph A. Staples has served as Senior Vice President of Worldwide Marketing since January 2005. Prior to joining the Company, Mr. Staples was the principal of FirstLight Marketing, a marketing services company, from October 2002 to December 2004. For the six years prior to that, Mr. Staples was Executive Vice President of Corporate Marketing at Captaris, Inc., a provider of business communication solutions. Previously, Mr. Staples was the Vice President of Marketing for Callware Technologies, Inc., a provider of unified messaging software. He was also at Novell, Inc., in several management positions for five years. Mr. Staples earned a Bachelor of Science degree from the University of Phoenix with an emphasis in marketing.

STOCK OPTION PLANS

On August 14, 1995, the Board of Directors and the then sole shareholder adopted, and on November 11, 1997 and July 12, 1999, the Board of Directors amended, the Company’s 1995 Incentive Stock Option Plan. Under the 1995 Incentive Stock Option Plan, the Company had authority to award incentive stock options for up to 3,750,000 shares of the Company’s Common Stock to the Company’s employees, including officers. Upon shareholder approval of the Company’s 1999 Stock Option and Incentive Plan on April 16, 1999, the Board of Directors determined that no new options would be granted under the 1995 Incentive Stock Option Plan.

On August 14, 1995, the Board of Directors and the then sole shareholder adopted the Company’s 1995 Nonstatutory Stock Option Incentive Plan (the “1995 Nonstatutory Plan”). Under the 1995 Nonstatutory Plan, the Company had authority to award stock options for up to 375,000 shares of the Company’s Common Stock to the Company’s employees, Directors and consultants. Upon shareholder approval of the Company’s 1999 Stock Option and Incentive Plan and the Outside Directors Stock Option Plan on April 16, 1999, the Board of Directors determined not to issue any further options under the 1995 Nonstatutory Plan.

On April 14, 1999, the Board of Directors adopted, and on April 16, 1999, the shareholders approved, the 1999 Stock Option and Incentive Plan (the “1999 Stock Option Plan”). On February 22, 2000, the Board of Directors adopted amendments to the 1999 Stock Option Plan and on May 16, 2000, the shareholders approved the 1999 Stock Option Plan, as amended. Under the 1999 Stock Option Plan, the Company may award stock options and shares of restricted stock to the Company’s officers, key employees, consultants and other individuals as determined by the Compensation Committee. The aggregate number of shares of Common Stock that may be awarded under the 1999 Stock Option Plan is 3,750,000, subject to adjustment in specified events. No individual participant may receive awards for more than 250,000 shares in any calendar year. Stock options granted under the 1999 Stock Option Plan may be either options intended to qualify for federal income tax purposes as “incentive stock options” or options not qualifying for favorable tax treatment (“nonqualified stock options”).

On April 14, 1999, the Board of Directors adopted, and on April 16, 1999, the shareholders of the Company approved, the Company’s Outside Directors Stock Option Plan (the “Directors Plan”). The Directors Plan was amended by the Board of Directors and the shareholders of the Company on July 17, 1999 and May 19, 2004. The purpose of the Directors Plan is to advance the interests of the Company and its shareholders by encouraging increased Common Stock ownership by members of the Board who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through Directors’ continuing ownership of Common Stock. The aggregate number of shares of Common Stock that may be awarded under the Directors Plan is 300,000. Stock options granted under the Directors Plan are nonqualified stock options. For more information on the Directors Plan, see “Compensation of Directors.”

On April 7, 2006, the Board of Directors approved the 2006 Plan and recommended that the 2006 Plan be approved by the shareholders of the Company at its 2006 Annual Meeting of Shareholders on May 18, 2006. If the shareholders approve the 2006 Plan, no further awards will be made under the 1999 Stock Option Plan or the Directors Plan. See “Approval of the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.”

OPTION GRANTS IN 2005

The following table sets forth further information regarding individual grants of options for the Company’s Common Stock during 2005 to each of the Named Executive Officers. This presentation is intended to disclose the potential value that would accrue to the optionee if the option were exercised the day before it would otherwise expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Company’s Common Stock. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price (per share)	Expiration Date	5%	10%
Donald E. Brown, M.D.	15,000 (2)	2.7%	$4.20	2/17/2011	$21,426	$48,608
Gary R. Blough	12,700 (2)	2.3%	4.20	2/17/2011	18,141	41,155
	2,500(3)	0.5%	4.84	5/19/2011	4,115	9,336
	2,500(4)	0.5%	5.48	8/17/2011	4,661	10,574
	2,500(5)	0.5%	5.19	11/15/2011	4,413	10,011
Stephen R. Head	6,250 (2)	1.1%	4.20	2/17/2011	8,928	20,253
Joseph A. Staples	75,000 (6)	13.6%	4.36	1/3/2011	111,211	252,300
___________________

(1)
Stock options to purchase the Company’s Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. Each option is exercisable at a rate of 25% per year beginning on the one year anniversary of the grant date.

(2)	Grant date of February 17, 2005.

(3)	Grant date of May 19, 2005.

(4)	Grant date of August 17, 2005.

(5)	Grant date of November 15, 2005.

(6)	Grant date of January 3, 2005.

AGGREGATED OPTION EXERCISES IN 2005 AND 2005 YEAR-END OPTION VALUES

The following table sets forth information concerning the exercise of stock options by each of the Named Executive Officers during 2005, the number of unexercised options existing at the end of 2005 for each of the Named Executive Officers and the 2005 year-end value of unexercised options.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald E. Brown, M.D.	--	$--	322,700	172,500	$346,306	$108,495
Gary R. Blough	--	--	123,997	98,283	250,915	16,955
Jeremiah J. Fleming	--	--	153,712	81,539	257,775	9,750
Stephen R. Head	--	--	50,537	75,624	70,191	81,197
Joseph A. Staples	--	--	--	75,000	--	55,500
___________________

(1) The closing price for the Company’s Common Stock as reported by the NASDAQ Stock Market on December 31, 2005 was $5.10. The value is calculated on the basis of the difference between the option exercise price and $5.10, multiplied by the number of “In-the-Money” shares of Common Stock underlying the option.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities authorized for issuance under the Company’s equity compensation plans are as follows:

	A	B	C
			Number of
			securities remaining
	Number of		available for future
	securities to be	Weighted average	issuance under
	issued upon exercise	exercise price of	equity compensation
	of outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan Category	and rights	and rights	in Column A)
Equity compensation plans approved by security holders as of December 31, 2005(1)	3,786,188	$5.48	943,338(2)

Equity compensation plans not approved by security holders as of December 31, 2005(3)	67,500	3.00	--

Total as of December 31, 2005	3,853,688(4)	5.44	943,338(2)

Equity compensation plans approved by security holders as of March 31, 2006(1)	3,868,053	$5.58	609,790(5)

Equity compensation plans not approved by security holders as of March 31, 2006(3)	67,500	3.00	--

Total as of March 31, 2006	3,935,553(6)	5.54	609,790(5)
____________________

(1)	Includes the Company’s 1995 Incentive Stock Option Plan, 1995 Nonstatutory Plan, 1999 Stock Option Plan, Directors Plan and Employee Stock Purchase Plan.

(2)
Includes 487,551 shares available for issuance as incentive stock options, nonqualified stock options or restricted stock under the 1999 Stock Option Plan and 197,299 shares available for issuance as options under the Directors Plan. Also includes 258,488 shares available for purchase under the Employee Stock Purchase Plan.

(3)
Consists of an option to purchase 67,500 shares of the Company’s Common Stock granted to Donald E. Brown, M.D. on September 22, 1998. The Company’s Board of Directors granted this option in consideration for guarantees by Dr. Brown of some of the Company’s commercial lines of credit and equipment leases at that time. The exercise price for this option is $3.00, the deemed fair market value of the Common Stock on the date of grant, based upon a determination by the Board of Directors. The option was immediately exercisable in full as of the date of grant and can be exercised any time within 10 years from the date of grant.

(4)	The weighted average remaining life of these options was 6.2 years.

(5)
Includes 167,075 shares available for issuance as incentive stock options, nonqualified stock options or restricted stock under the 1999 Stock Option Plan and 197,299 shares available for issuance as options under the Directors Plan. If the shareholders approve the 2006 Plan, then 320,000 of these shares, less any shares underlying awards made between March 31, 2006 and the date of the Annual Meeting, will be assumed by the 2006 Plan. In such event, no further awards will be made from the 1999 Stock Option Plan or the Directors Plan. Also includes 245,416 shares available for purchase under the Employee Stock Purchase Plan.

(6)	The weighted average remaining life of these options was 6.0 years.

COMPENSATION OF DIRECTORS

Full-time officers of the Company or its subsidiaries do not receive additional compensation for serving as members of the Boards of Directors of the Company or its subsidiaries. No additional compensation is paid if a full-time officer serves on any committee of such Boards of Directors.

Non-employees serving as members of the Company’s Board of Directors receive an annual retainer of $10,000, payable in quarterly installments, in connection with membership on the Company’s Board of Directors. In addition, each member receives $1,000 for attending in person and $500 for attending by telephone any meeting of the Board of Directors or any meeting of a committee of the Board of Directors that is not held in conjunction with a meeting of the full Board of Directors. An additional fee of $5,000 per year, payable in quarterly installments, is paid to the Chairman of the Audit Committee of the Board of Directors and $1,000 per year, payable in quarterly installments, is paid to each other member of the Audit Committee. Directors are entitled to reimbursement of expenses incurred in connection with attendance at Board and committee meetings.

Non-employees serving as members of the Company’s Board of Directors are eligible to receive automatic stock option grants under the Directors Plan, which was adopted by the Board of Directors on April 14, 1999 and by the shareholders on April 16, 1999. On May 19, 2004, the shareholders of the Company approved an amendment to the Directors Plan to, among other things, increase from 150,000 to 300,000 the shares subject to option grants thereunder. As of March 31, 2006, there were five non-employee Board members eligible to participate in the Directors Plan:  Edward L. Hamburg, Mark E. Hill, Samuel F. Hulbert, William E. McWhirter and Richard A. Reck.

The Directors Plan provides that, on the date of the Annual Meeting of Shareholders of the Company each year, each Eligible Director on such date is automatically granted an option to purchase that number of shares of Common Stock that is equal to 8,000 multiplied by a fraction (a) the numerator of which is the number of meetings of the Board and each committee of the Board on which such Eligible Director served that such Eligible Director attended during the immediately preceding year, and (b) the denominator of which is the total number of meetings of the Board and each committee of the Board on which such Eligible Director served that were held during the immediately preceding year. Such option would be immediately exercisable unless otherwise determined by the Board and would have such other terms and conditions as specified in the Directors Plan. The exercise price for options will be equal to the fair market value per share of Common Stock on the date the option is granted.

Furthermore, the Board of Directors has the full and complete authority and discretion, except as limited by the Directors Plan, to grant additional options to Eligible Directors from time to time and to provide the terms and conditions (which need not be identical among Eligible Directors), including without limitation the vesting provisions, thereof. The exercise price for options will be equal to the fair market value per share of Common Stock on the date the option is granted.

Upon appointment or election to the Board of Directors, the Board anticipates that it will generally grant an option to purchase 20,000 shares of Common Stock to the new Director, which option will vest over four years.

If the shareholders of the Company approve the 2006 Plan, no further awards will be made under the Directors Plan, and all future equity awards to Directors will be established and made by the Board of Directors pursuant to the terms of the 2006 Plan. See “Approval of the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.”

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On March 1, 1997, November 3, 2003 and January 3, 2005 the Company entered into Employment Agreements with Jeremiah J. Fleming, Stephen R. Head and Joseph A. Staples, respectively. Mr. Fleming’s Employment Agreement was amended on May 14, 1999 and February 23, 2000. The agreements provide that Messrs. Fleming, Head and Staples will receive annual salaries of $125,000, $140,000 and $185,000, respectively, which the Company may increase or decrease at its discretion with notice. All of the annual salaries have since been increased; see “Summary Compensation Table.” Each Employment Agreement also contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement. The non-disclosure provisions continue indefinitely after termination of employment. The non-compete provisions continue for a period of 12 months after termination, as do the non-solicitation provisions, unless termination by the Company is without cause. If any of the employees are terminated by the Company without cause, they will receive severance pay equal to twelve months for Mr. Fleming, one month for Mr. Head and three months for Mr. Staples of total compensation. Mr. Fleming’s Employment Agreement also contains a change of control provision which provides that he will receive pay equal to twelve months of total compensation if the Company is acquired and the new controlling party makes certain changes to Mr. Fleming’s compensation or duties.

On March 13, 2006, the Company entered into Change of Control and Retention Agreements (each, a “Retention Agreement”) with Stephen R. Head and Joseph A. Staples. Under the terms of each Retention Agreement, in the event of a “Change of Control” (as described below) of the Company, each of Mr. Head and Mr. Staples will be entitled, if his employment is terminated by the Company without Cause (as defined in the Retention Agreement) or he resigns for Good Reason (as defined in the Retention Agreement), in each case during the period commencing on the date the Company publicly announces a definitive agreement that results in a Change of Control and ending on the date which is 18 months after the Change of Control, (a) to receive a cash severance payment equal to the lesser of his annual base salary or the amount of salary he would have received had he remained with the Company through the first anniversary date of the Change of Control, (b) to have accelerated the vesting of his unvested options to purchase Common Stock of the Company and any other then unvested or restricted equity grants in each case that would have become vested based solely on the passage of time during the two year period following the date of termination of employment, (c) to receive a lump sum cash stipend equal to 12 times the monthly premium for COBRA continuation coverage (whether or not he actually elects COBRA continuation coverage), and (d) to receive coverage under the Company's directors' and officers' insurance policy for 24 months following the termination of employment. The Retention Agreements also provide that if any amounts payable to Mr. Head or Mr. Staples under the Retention Agreement or otherwise would be subject to the excise tax or denial of deduction imposed by Sections 280G and 4999 of the Code, then the amounts payable will be reduced in order to avoid any such excess parachute payment. The Retention Agreement provides that in the event the officer receives payments thereunder, he shall not be entitled to the severance payment referenced in his employment agreement.

 “Change of Control” is generally defined in the Retention Agreements as follows: (a) the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of the “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of (i) the then outstanding shares of common stock of the Company, or (ii) the combined voting power of the Company’s then outstanding voting securities; provided, however, that acquisitions from or by the Company or one of its employee benefit plans, and acquisitions by Dr. Brown or upon his death, shall not constitute a Change of Control; (b) the Company is party to a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent at least fifty (50%) percent of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation; (c) the sale or disposition of all or substantially all of the Company’s assets; (d) a change in the composition of the Board of Directors of the Company within any consecutive two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors (meaning directors who either (i) were directors of the Company as of the effective date of the Retention Agreement, or (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of a least a majority of those directors whose election or nomination was not in connection with an actual or threatened proxy contest related to the election of directors of the Company); or (e) the dissolution or liquidation of the Company.

The Company does not have employment or non-competition agreements with any other Named Executive Officers. The Company does have an employment agreement and a Retention Agreement with Pamela J. Hynes, a current executive officer who is not designated as a Named Executive Officer.

The 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan, the 1999 Stock Option Plan and the proposed 2006 Plan provide for the vesting of certain outstanding awards in the event of specified changes in control of the Company.

COMPENSATION AND STOCK OPTION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee

The following is the Report of the Compensation Committee of the Board of Directors describing the compensation policies and rationale applicable to the Company’s executive officers with respect to compensation paid to such executive officers for the year ended December 31, 2005.

Purpose of the Compensation Committee

The Compensation Committee of the Board of Directors has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and other executive officers of the Company and to administer the Company’s 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan and the 1999 Stock Option Plan under which grants have been and may be made to such officers and other key employees. In addition, the Compensation Committee has the responsibility for approving the individual bonus programs to be in effect for the Chief Executive Officer and other executive officers and certain key employees each fiscal year. The Compensation Committee is comprised entirely of non-employee Directors who have never served as officers or employees of the Company.

For 2005, the process utilized in determining executive officer compensation levels was based on the Compensation Committee’s subjective judgment. Among the factors considered were the recommendations of the Chief Executive Officer and Chief Financial Officer with respect to the compensation of the Company’s executive officers. However, the Compensation Committee made the final compensation decisions concerning such officers.

General Compensation Policy

The Company’s fundamental policy is to compensate executive officers in a manner that will attract and retain the services of an outstanding management team and provide meaningful incentives to motivate superior performance by key employees based on increasing shareholder value and individual performance against defined objectives. It is the Company’s objective to have compensation be highly competitive with comparable talent at comparable public software companies. Compensation should include a meaningful equity participation in the Company, which strengthens the mutuality of interests between the executive officers and shareholders. Each executive officer’s compensation package will generally be comprised of three elements: (i) base salary, (ii) incentive compensation, and (iii) long term stock-based incentive compensation.

Base Salary

The base salary for each executive officer is set on the basis of personal performance and a review of comparable positions at comparable public software companies.

Incentive Compensation

Each year the Compensation Committee establishes a set of objectives for each executive officer, some based on Company performance such as operating results, and some based on achievement of individual objectives. At the end of each quarter, the Compensation Committee, in the case of the Chief Executive Officer, and the Chief Executive Officer in the case of other executives, will evaluate whether the objectives were met. At the end of the year, the Compensation Committee will evaluate the objectives to determine whether the specified objectives were met and determine whether any extraordinary accomplishments should be considered in determining an annual bonus award.

In 2005, the Compensation Committee established various performance bonuses based on individual or corporate performance for executive officers. Certain executive officers were eligible for a quarterly bonus based upon quota or operating results in the areas over which they are responsible. Certain executives were eligible for a Company Performance Bonus, which was dependent on the Company achieving certain levels of financial operating results. The sales executive officers were eligible for commissions based on certain performance measures. Finally, certain executive officers were eligible to receive a superior achievement bonus that was paid if the Company exceeded its operating income targets. Each bonus paid was based upon the achieved performance versus pre-established targets.

Long Term Incentive Compensation

During 2005, the Compensation Committee established various performance targets to achieve grants of stock options based on individual or corporate performance for executive officers. Each stock option grant was based upon the achieved performance versus pre-established targets, and resulted in grants to purchase an aggregate of 218,000 shares under the 1999 Stock Option Plan. These options related to performance in 2005; however some of the options were granted in early 2006 based on achievement of 2005 annual objectives. In 2006, the Compensation Committee decided to reduce the number of options that are granted to employees during the year to help reduce option related compensation expense which the Company is required to recognize. The options granted to the Named Executive Officers in 2005 reflect this decrease. The size of each grant was set at a level that the Compensation Committee deemed appropriate to create a meaningful opportunity for stock ownership based on the individual’s potential for increasing long-term shareholder value, the individual’s current position with the Company, option grants awarded to individuals in comparable positions at comparable public software companies, and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors varied from individual to individual at the discretion of the Compensation Committee.

The stock option grants are designed and intended to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the executive officer to acquire shares of the Company’s Common Stock at a fixed price per share (the market value on the grant date) over a specified period of time contingent on the executive officer’s continued employment with the Company. Accordingly, these stock option grants will provide the opportunity for a return to the executive officer only if he or she remains in the Company’s employ, and then only if the market price of the Company’s Common Stock appreciates over the option term.

Chief Executive Officer Compensation

The compensation for Donald E. Brown, M.D., President and Chief Executive Officer, reported for 2005 reflects the application of the policies described above. Dr. Brown was eligible to participate in other employee benefit plans available to other employees during 2005, which the Compensation Committee believes were competitive, including the 401(k) Savings and Stock Ownership Plan and life and health insurance programs.

Internal Revenue Code Section 162(m)

Section 162(m) of the Code eliminates, subject to certain exceptions, the deductibility of executive compensation to the extent that any executive’s compensation for any year exceeds $1 million. Exceptions to amounts included in executive compensation for purposes of Section 162(m) involve various types of performance-based compensation. As noted above, it is the Compensation Committee’s policy to base a substantial amount of executive compensation on the Company’s performance. Currently, the cash compensation levels for the Company’s executive officers fall significantly below $1 million. In the event that in the future the annual remuneration of any executive of the Company approaches $1 million, the Compensation Committee will consider the various alternatives to preserving the deductibility of compensation payments to the extent reasonably practicable and consistent with its compensation objectives.

2005 Evaluations

In February 2005, the Compensation Committee reevaluated all components of the Company’s President and Chief Executive Officer’s and the other executive officers’ compensation packages, including salary, quarterly and annual bonuses, equity and long-term incentive compensation and accumulated realized and unrealized stock options. The Compensation Committee also reevaluated what metrics most effectively measure the performance of each individual executive officer. The Compensation Committee also compared salary, bonus and equity compensation packages over the most recently reported year to compensation packages of individuals holding the same or similar positions at certain peer companies, especially software companies nationwide and comparable sized companies within Indiana.

Based upon this review, the Compensation Committee made certain changes to compensation and bonuses and concluded that with these changes, the Company’s President and Chief Executive Officer’s and other executive officers’ total compensation in the aggregate is reasonable and not excessive.

Current members of the Compensation and Stock Option Committee are:
Mark E. Hill, Chairman
Samuel F. Hulbert, Ph.D.
William E. McWhirter

COMPENSATION AND STOCK OPTION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board of Directors was formed in 1999, and the members of the Compensation Committee during 2005 were Mark E. Hill (Chairman), Samuel F. Hulbert, Ph.D. and William E. McWhirter. None of the members of the Compensation Committee were at any time during 2005 or at any other time an officer or employee of the Company. In addition, none of the members of the Compensation Committee are involved in a relationship requiring disclosure as an interlocking executive officer or Director or under Item 404 of Regulation S-K. No executive officer of the Company serves as a member of the Compensation Committee.

PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareholders of the Company’s Common Stock from December 31, 2000 through December 31, 2005 with the cumulative total return over such period of (i) the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) and (ii) the Research Data Group Software Composite Index (the “RDG Software Composite Index”). The graph assumes an investment of $100 on December 31, 2000 in each of the Company’s Common Stock, the S&P 500 Index and the RDG Software Composite Index (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

The comparisons shown in the graph below are based on historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, and is not intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG INTERACTIVE INTELLIGENCE, INC., THE S&P 500 INDEX,
AND RDG SOFTWARE COMPOSITE INDEX

120
100
80
60
40
20
0
DOLLARS
12/00
12/01
12/02
12/03
12/04
12/05
INTERACTIVE INTELLIGENCE, INC.
S & P 500
RDG SOFTWARE COMPOSITE

	Cumulative Total Return*
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Interactive Intelligence, Inc.	$100.00	$28.81	$10.78	$21.55	$18.65	$21.14
S&P 500	100.00	88.12	68.64	88.33	97.94	102.75
RDG Software Composite	100.00	89.35	61.18	77.41	85.91	85.65
______________________
* Total return based on $100 initial investment and reinvestment of dividends.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, Stock Performance Graph, and Audit Committee Report are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management is responsible for the Company’s consolidated financial statements and reporting process, including the system of internal control over financial reporting, and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Current members of the Audit Committee are:
Edward L. Hamburg, Ph.D., Chairman
Richard A. Reck
William E. McWhirter

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Relationship With Independent Registered Public Accounting Firm

The Audit Committee intends to approve KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006 at its May 19, 2006 Audit Committee meeting. All fees billed by the Company’s independent registered public accounting firm for the year ended December 31, 2005 were pre-approved by the Audit Committee.

KPMG LLP completed the audits for the Company since 2003. KPMG LLP issued an unqualified opinion for each of the years that it audited the Company’s financial statements and there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Representatives of KPMG LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make any statements they desire and may respond to appropriate questions.

Audit Fees

The aggregate fees billed by the Company’s independent registered public accounting firm for professional services rendered in connection with the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2005 and 2004, as well as for the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q during the years ended December 31, 2005 and 2004, were $143,000 and $130,000, respectively.

Audit-Related Fees

The aggregate fees billed by the Company’s independent registered public accounting firm for assurance and related services, not included in Audit Fees above, were $16,000 and $13,000 for the years ended December 31, 2005 and 2004, respectively. These fees related mainly to the audit of the Company’s 401(k) benefit plan.

Tax Fees

The aggregate fees billed by the Company’s independent registered public accounting firm for tax compliance, tax advice and tax planning were $45,075 and $41,571 for the years ended December 31, 2005 and 2004, respectively. These tax services related mainly to preparing the Company’s state and corporate tax returns and providing tax advice and preparing the tax returns for the Company’s expatriate employees.

All Other Fees

The aggregate fees billed by the Company’s independent registered public accounting firm for all other fees were $9,000 and $2,500 for the years ended December 31, 2005 and 2004, respectively. These fees related mainly to due diligence work performed by KPMG LLP.

Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

For 2005, pre-approved non-audit services included only those services described above for “Audit-Related Fees”, “Tax Fees” and “All Other Fees.” The aggregate amount of all such non-audit services constitutes approximately 32% of the total amount of fees paid by the Company to KPMG LLP.

CERTAIN TRANSACTIONS

Donald E. Brown and Pamela J. Hynes, two of the Company’s executive officers, have relatives who are employed by the Company and who earned more than $60,000 each in 2005. Dr. Brown’s sister is a manager in the services department and his brother is a developer. Ms. Hynes’ spouse is employed by the Company as a developer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s executive officers, Directors and holders of more than ten percent of the Company’s outstanding shares (“Insiders”) file reports (on prescribed forms) of their beneficial ownership of the Company’s stock with the Securities and Exchange Commission and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no other reports were required to be filed, the Company believes that for the year ended December 31, 2005, all Forms 3, 4 and 5 required by Section 16(a) to be filed by Insiders were filed on a timely basis, except for the following:

•	one Form 4 for Pamela J. Hynes for stock sold on December 29, 2005, which was not reported until February 10, 2006,

•	one Form 3 for Richard A. Reck for his appointment to the Board of Directors on July 1, 2005, which was not reported until August 8, 2005, and

•	one Form 4 for Richard A. Reck for stock options that he was granted on July 1, 2005, which was not reported until August 8, 2005.

OTHER BUSINESS AT THE ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors is not aware of any business which properly may be presented for action at the meeting other than the matters set forth in the Notice of Annual Meeting. Should any other matter requiring a vote of the shareholders properly arise, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote on such matters in accordance with their best judgment.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

All shareholder proposals intended for inclusion in the Company’s 2007 proxy materials for presentation at the Company’s 2007 Annual Meeting of Shareholders must be received by the Company (Attn: Corporate Secretary) at the principal executive offices of the Company not later than December 14, 2006. In addition, the Company’s By-Laws establish procedures for shareholder nominations for election of Directors and bringing business before the Annual Meeting of the Company’s shareholders. Among other requirements, to bring business before the 2007 Annual Meeting or to nominate a person for election as a Director, a shareholder must give written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to May 18, 2007. However, in the event the 2007 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from May 18, 2007, the written notice must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain certain information concerning the proposed business or the nominee and the shareholder making the proposal. Any shareholder interested in making a nomination or proposal should request a copy of the applicable By-Law provisions from the Secretary of the Company.

By order of the Board of Directors,
Interactive Intelligence, Inc.
Stephen R. Head
Corporate Secretary

Indianapolis, Indiana
April 13, 2006

APPENDIX A

INTERACTIVE INTELLIGENCE, INC.
2006 EQUITY INCENTIVE PLAN

1. Establishment, Objectives and Duration.

(a) Establishment of the Plan. Interactive Intelligence, Inc. hereby establishes the 2006 Equity Incentive Plan (“Plan”). The Plan is effective upon its approval by the Company’s shareholders at the 2006 Annual Meeting (“Effective Date”).

(b) Objectives of the Plan. The Plan’s objectives are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Participants, and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link Participants’ personal interests to those of the Company’s shareholders.

(c) Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the 10th anniversary of the Effective Date. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2. Definitions. As used in the Plan, the following definitions will apply:

(a) “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined, respectively, in Code Sections 424(e) and (f).

(b) “Applicable Law” means the legal requirements relating to stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the rules and regulations of any governing governmental agencies, the Code, and the rules of any applicable stock exchange or national market system.

(c) “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards granted under the Plan.

(d) “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cashless Exercise” means, to the extent permitted by Applicable Law, a program approved by the Committee in which payment of the applicable Exercise Price of an Option may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(g) “Cause” means, unless that term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant's material failure to abide by the Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant's improper use or disclosure of the Company's confidential or proprietary information); (iv) any intentional act by the Participant that has a material detrimental effect on the Company's reputation or business; (v) any material breach by the Participant of any employment, service, consulting, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company, which breach is not cured pursuant to the terms of the applicable agreement; or (vi) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or that impairs the Participant's ability to perform his or her duties with the Company.

(h) “Change in Control” means the occurrence of one or more of the following:

(i) The acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of the “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of (A) the then outstanding shares of common stock of the Company, or (B) the combined voting power of the Company’s then outstanding voting securities; provided, however, that the following acquisitions will not constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, or (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(ii) The Company is party to a merger or consolidation, or series of related transactions, that results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the sale or disposition of all or substantially all of the Company’s assets, or consummation of any transaction, or series of related transactions, having similar effect (other than to a Subsidiary);

(iv) A change in the composition of the Board within any consecutive two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or

(v) The liquidation or dissolution of the Company.

Notwithstanding any other provision of the Plan, with respect to any provision or feature of the Plan that constitutes or provides for a deferred compensation plan subject to Code Section 409A, no event or transaction will constitute a Change in Control unless it is a change in control within the meaning of Code Section 409A.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

(j) “Committee” means the Committee, as specified in Section 3(a), appointed by the Board to administer the Plan; provided, however, that, where appropriate, “Committee” also means (i) the Board, which, pursuant to Section 3(b), administers the Plan with respect to Non-Employee Directors; and (ii) any delegate of the Committee that, pursuant to Section 3(d), has the authority to grant Awards to Participants who are not subject to Section 16(b) of the Exchange Act and who are not (and are not anticipated to be during the term of the Award) “covered employees” under Code Section 162(m).

(k) “Company” means Interactive Intelligence, Inc., an Indiana corporation, and any successor thereto as provided in Section 23.

(l) “Continuous Service” means an Employee’s provision of services in any capacity to the Company or any Affiliate that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor. A leave of absence approved by the Company may include medical leave, military leave, or any other personal leave approved by an authorized Company representative. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of the leave is guaranteed by statute or contract.

(m) “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a period of not less than 12 months.

(n) “Dividend” means a dividend declared and paid on Shares subject to an Award.

(o) “Employee” means any employee of the Company or an Affiliate.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exercise Price” means the price at which a Participant may purchase a Share pursuant to an Option.

(r) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

(i) Where a public market exists for the Share, the Fair Market Value will be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the Nasdaq National Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii) In the absence of an established market for the Share of the type described above, the Committee will determine the Share’s Fair Market Value in good faith using a reasonable valuation methodology, and that determination will be conclusive and binding on all persons.

(s) “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Section 8.

(t) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

(u) “Incumbent Directors” means directors who either (i) were directors of the Company as of the Effective Date of this Plan, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of a least a majority of those directors whose election or nomination was not in connection with an actual or threatened proxy contest related to the election of directors to the Company.

(v) “Non-Employee Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate and who is not an Employee.

(w) “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Code Section 422.

(x) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 7.

(y) “Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 13.

(z) “Participant” means a current or former Employee, Non-Employee Director, consultant of the Company or any other individual who the Committee selects (or selected) to receive an Award.

(aa) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

(bb) “Performance Measure” means any performance goal that the Committee, in its discretion, may select from among any of the following performance goals: total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, orders received, days sales outstanding and operating unit results.

(cc) “Performance Period” means the period during which a Performance Measure or other performance goal must be met.

(dd) “Performance Share” means an Award granted to a Participant pursuant to Section 11.

(ee) “Performance Unit” means an Award granted to a Participant pursuant to Section 12.

(ff) “Period of Restriction” means the period during which Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 9, 10 and 13.

(gg) “Plan” means this Interactive Intelligence, Inc. 2006 Equity Incentive Plan, as amended from time to time.

(hh) “Prior Plans” means the Interactive Intelligence, Inc. 1999 Stock Option and Incentive Plan and the Interactive Intelligence, Inc. Outside Directors Stock Option Plan.

(ii) “Restricted Stock” means an Award granted to a Participant pursuant to Section 9.

(jj) “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 10.

(kk) “Retirement” means, with respect to an Employee, termination of employment after attaining age 65, or such other age as the Company specifies in its written policies.

(ll) “SEC” means the United States Securities and Exchange Commission.

(mm) “Section” means, except where used in direct reference to a provision of the Code or the Exchange Act, a provision of this Plan.

(nn) “Share” means a share of the Company’s common stock, par value $0.01 per share, subject to adjustment pursuant to Section 18.

(oo) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, pursuant to Section 8.

(pp) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, limited liability companies, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity.

(qq) “Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary, or the Company’s sale or distribution of substantially all of the outstanding capital stock of that Subsidiary.

(rr) “Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 8.

(ss) “Voting Securities” means voting securities of the Company entitled to vote generally in the election of directors.

3. Administration of the Plan.

(a) The Committee. The Plan will be administered by the Compensation and Stock Option Committee of the Board or such other committee (“Committee”) as the Board selects consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Code Section 162(m), and an “independent director” under Nasdaq Stock Market or other applicable exchange listing standards. The members of the Committee will be appointed from time to time by, and will serve at the discretion of, the Board.

(b) Board as the Committee. Notwithstanding subsection (a) above, the Board will constitute the Committee and administer the Plan with respect to Non-Employee Directors, determine the terms of Awards, and their related Award Agreements, to Non-Employee Directors, and grant Awards to Non-Employee Directors.

(c) Authority of the Committee. Subject to Applicable Law and the Plan’s provisions, and except as the Board may provide otherwise, the Committee will have full, final and discretionary authority to take all actions it determines necessary to administer the Plan, including, without limitation, the following actions:

(i) select the individuals to whom Awards may from time to time be granted under the Plan;

(ii) determine whether and to what extent Awards are granted under the Plan;

(iii) determine the size, type, terms, and conditions of any Awards granted under the Plan;

(iv) approve forms of Award Agreements for use under the Plan;

(v) establish Performance Measures or other performance goals for any Performance Period and determine whether those goals were satisfied;

(vi) amend the terms of any outstanding Award granted under the Plan in the event of a Participant’s termination of employment or service or in the event of a Change in Control, provided that, except as otherwise provided in Section 19, no such amendment will reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the shareholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent;

(vii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and decide all questions of fact arising in the application of the Plan and any Award Agreement; and

(viii) take such other action, not inconsistent with the Plan’s terms, as the Committee deems appropriate.

(d) Delegation of Authority. As permitted by Applicable Law, the Committee may delegate, to one or more officers of the Company, its authority, including the power and authority to make Awards to Participants who are not subject to Section 16(b) of the Exchange Act and who are not (and are not anticipated to be during the term of the Award) “covered employees” under Code Section 162(m), pursuant to such conditions and limitations as the Committee may establish. The Committee may delegate authority pursuant to this provision only by resolution or other valid action it reflects in writing.

(e) Effect of Committee’s Decision. The Committee’s decisions, determinations and interpretations will be final, binding and conclusive on all persons, including the Company, its Subsidiaries, Employees, Non-Employee Directors, consultants, other Participants and their estates and beneficiaries.

4. Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a) Number of Shares Available for Grants. Subject to adjustment as provided in Section 18, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be (i) 1,250,000 Shares, plus (ii) up to 320,000 Shares available for issuance under the Prior Plans, as previously approved by the shareholders of the Company, as of the Effective Date, but that are not underlying any outstanding stock options or other awards under the Prior Plans as of the Effective Date, plus (iii) any Shares allocable to outstanding stock options or other awards under the Prior Plans as of the Effective Date to the extent that on or after the Effective Date such stock options or other awards expire, are forfeited or otherwise terminate unexercised; provided, however, that in no event shall the maximum number of Shares issued pursuant to Awards under the Plan exceed [____________] Shares (which is the sum of 1,250,000 Shares set forth above, plus the number of Shares available for issuance under the Prior Plans as of the Effective Date, plus the aggregate number of shares subject to options previously granted and outstanding under the Prior Plans as of the Effective Date). From and after the Effective Date, no further grants or awards shall be made under the Prior Plans; however, grants or awards made under the Prior Plans before the Effective Date shall continue in effect in accordance with their terms.

(b) Limit on Awards of Incentive Stock Options. Subject to adjustment as provided in Section 18, the maximum aggregate number of Shares that may be delivered in connection with Incentive Stock Options under the Plan will not exceed 1,500,000 Shares.

(c) Limits on Awards to Individual Participants. Subject to adjustment as provided in Section 18, the following rules will apply with respect to Awards to individual Participants:

(i) Total Limit: The maximum aggregate number of Shares that can be granted to any one Participant in a particular calendar year pursuant to any and all Awards is 100,000 Shares.

(ii) Incentive Stock Options: The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted in any particular calendar year to any one Participant is 100,000 Shares.

(iii) Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units may be granted in a particular calendar year to any one Participant is 50,000 Shares.

(iv) Performance Shares and Performance Units: The maximum aggregate number of Performance Shares that may be granted in a particular calendar year to any one Participant is 50,000 Shares, and the maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one calendar year to any one Participant is $250,000 or a number of Shares having an aggregate Fair Market Value not in excess of that amount.

(d) Forfeited Shares. If Awards are forfeited or terminated for any reason before being exercised, fully vested, or settled, then the Shares underlying those Awards will cease to count against the limitations in subsections (a) and (b) and will become available for Awards under the Plan.

(e) Shares for Withholding Obligations. Any Shares subject to any Award that are withheld or otherwise not issued upon exercise of any Award to satisfy the Participant’s withholding obligations or in payment of any subscription price or the Exercise Price, and Shares subject to an Award (or any portion of an Award) that is settled in cash in lieu of settlement in Shares, will reduce the number of Shares available for grant under the limitations in subsections (a) and (b).

(f) Awards Settled in Cash. Awards valued by reference to Shares that may be settled in equivalent cash value will count against the limitations in this Section 4 to the same extent as if settled in Shares.

5. Eligibility and Participation.

(a) Eligibility. Employees, Non-Employee Directors, consultants of the Company and other individuals are eligible to participate in the Plan.

(b) Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Non-Employee Directors, consultants of the Company and other individuals those to whom Awards will be granted and will determine the nature and amount of each Award.

(c) Service as an Employee. For purposes of an Employee's participation in the Plan, and the interpretation of the Plan's provisions, no event will constitute a termination of employment unless the event is a termination of Continuous Service.

6. Types of Awards.

(a) Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

(b) Designation of Award. Each Award will be designated in the Award Agreement.

7. Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the Option vesting schedule, and such other provisions as the Committee determines including, without limitation, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options will be subject to the limitations set forth in Code Section 422 and will be subject to Section 7(m).

(c) Exercise Price. Except for Options adjusted pursuant to Section 18 and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price of each Option will not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price of the Option will not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

(d) Term of Options. The term of an Option granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that the term will not exceed ten (10) years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Vesting of Options. Options granted under this Section 7 will be exercisable at such times (based on the passage of time or the achievement of performance goals) and be subject to such restrictions and conditions as set forth in the Award Agreement, which need not be the same for each grant or for each Participant.

(f) Exercise of Options. Options granted under this Section 7 will be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment for the Exercise Price. An Option’s Exercise Price will be payable to the Company:

(i) in cash or its equivalent;

(ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, provided that the Committee may, in its sole discretion, require that Shares tendered for payment have been previously held by the Participant for a minimum duration;

(iii) in any other manner then permitted by the Committee (including Cashless Exercise); or

(iv) by a combination of any of the permitted methods of payment in subsections (i), (ii), and (iii) above.

The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Law or for any other reason it deems appropriate.

(g) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 7 as it deems advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

(h) Termination for Cause. Upon a Participant’s termination of employment or service for Cause, all rights under any Options granted to the Participant will terminate immediately, and the Participant will (if the Committee, in its sole discretion, exercises its rights under this Section 7(h) within ten (10) days of the termination) repay to the Company within ten (10) days of the Committee’s written demand the amount of any gain the Participant had realized upon any exercise within the 90-day period prior to the termination of any Options.

(i) Termination Due to Death or Disability. Upon a Participant’s termination of employment or service due to death or Disability, the Participant or the Participant’s beneficiary, as the case may be, may exercise outstanding Options to the extent the Participant was entitled to exercise the Options on the date of termination, but only within the one (1)-year period immediately following the Participant’s termination due to death or Disability, and in no event after the date the Options expire in accordance with their terms.

(j) Other Terminations. Upon the termination of a Participant's employment or service by the Company without Cause, upon the Participant's voluntary termination of employment or service for a reason other than death or Disability, or upon the Employee’s Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of termination, but only within the one (1) month period immediately following the Participant’s termination, and in no event after the date the Options expire in accordance with their terms.

(k) Forfeiture of Options. Notwithstanding subsections (i) and (j) above, a Participant or the Participant’s beneficiary, as the case may be, will, in connection with any and all terminations of employment or service, forfeit all Options the Participant was not entitled to exercise on the date of termination.

(l) Committee Discretion. Notwithstanding the foregoing paragraphs of this Section 7, and subject to paragraph (m) below, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a Participant’s termination, to the extent permitted by Applicable Law.

(m) Additional Rules For Incentive Stock Options.

(i) Incentive Stock Options may be granted only to Participants who are Employees.

(ii) No Incentive Stock Option will be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options under Code Section 422 are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Code Section 422(d). This limitation will be applied by taking Options into account in the order in which they were granted.

(iii) An Award of an Incentive Stock Option may provide that the Option may be exercised not later than three (3) months following the Participant’s termination of employment with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Code Section 22(e)(3).

(iv) Notwithstanding any other provisions of the Plan, if for any reason any Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, that Option will be deemed to be a Nonqualified Stock Option and fully authorized and validly issued under the Plan.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

(b) Award Agreement. Each SAR grant will be evidenced by an Award Agreement that specifies the number of Shares to which the SAR pertains, the grant price, the term of the SAR, and such other provisions as the Committee determines.

(c) Grant Price. The grant price of a Freestanding SAR will not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR will equal the Exercise Price of the related Option; provided, however, that these limitations will not apply to Awards that are adjusted pursuant to Section 18.

(d) Term of SARs. The term of a SAR granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that the term will not exceed ten (10) years from the date of grant.

(e) Exercise of Tandem SARs. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR will result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR will similarly be forfeited.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(f) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the applicable Award Agreement; provided, however, that except as otherwise provided upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.

(g) Payment of SAR Amount. SARs granted under this Section 8 will be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the SAR is to be exercised. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee as specified in the Award Agreement, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(h) Termination for Cause. Upon a Participant’s termination of employment or service for Cause, all rights under any SARs granted to the Participant will terminate immediately, and the Participant will (if the Committee, in its sole discretion, exercises its rights under this Section 8(h) within ten (10) days of the termination) repay to the Company within ten (10) days of the Committee’s written demand the amount of any gain the Participant had realized upon any exercise within the 90-day period prior to the termination of any SARs.

(i) Termination Due to Death or Disability. Upon a Participant’s termination of employment or service due to death or Disability, the Participant or the Participant’s beneficiary, as the case may be, may exercise outstanding SARs to the extent the Participant was entitled to exercise the SARs on the date of termination, but only within the one (1)-year period immediately following the Participant’s termination due to death or Disability, and in no event after the date the SARs expire in accordance with their terms.

(j) Other Terminations. Upon the termination of a Participant's employment or service by the Company without Cause, upon the Participant’s voluntary termination of employment or service for a reason other than death or Disability, or upon the Employee's Retirement, the Participant may exercise outstanding SARs to the extent that the Participant was entitled to exercise the SARs at the date of termination, but only within the one (1) month period immediately following the Participant’s termination, and in no event after the date the SARs expire in accordance with their terms.

(k) Forfeiture of SARs. Notwithstanding subsections (i) and (j) above, a Participant or the Participant’s beneficiary, as the case may be, will, in connection with any and all terminations of employment or service, forfeit all outstanding SARs the Participant was not entitled to exercise on the date of termination.

(l) Committee Discretion. Notwithstanding the foregoing paragraphs of this Section 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a Participant’s termination, to the extent permitted by Applicable Law.

9. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each Restricted Stock grant will be evidenced by an Award Agreement that specifies the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee determines.

(c) Period of Restriction. Except as otherwise provided in subsection (h) below, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, any Period of Restriction for an Award of Restricted Stock will not be less than one (1) year. Notwithstanding Section 3(c) of this Plan, the Committee does not have the discretion or authority to (i) grant any Award of Restricted Stock under a Period of Restriction that is shorter than the minimum Period of Restriction in this subsection (c), or (ii) shorten the Period of Restriction of any outstanding grant of Restricted Stock.

(d) Other Restrictions. The Committee may impose such other conditions or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, or restrictions under Applicable Law or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of the Restricted Stock. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place on them a legend and institute stop-transfer orders on the Shares, and the Participant will be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

(e) Removal of Restrictions. Subject to Applicable Law, Restricted Stock will become freely transferable by the Participant after the last day of the applicable Period of Restriction. Once Restricted Stock is released from the restrictions, the Participant will be entitled to receive a certificate evidencing the Shares.

(f) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding Shares of Restricted Stock granted under the Plan may exercise full voting rights with respect to those Shares during the Period of Restriction.

(g) Dividends and Other Distributions. Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock will receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to the Restricted Stock will be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which the distributions were made.

(h) Termination Due to Death or Disability. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability:

(i) With respect to an Award of Restricted Stock with a time-based Period of Restriction, the restrictions on the Ratable Portion of the Award will lapse, and those Shares will be free of restrictions and will not be forfeited. The “Ratable Portion” of an Award of Restricted Stock is equal to:

(A) the number of Shares of Restricted Stock awarded to the Participant multiplied by the portion (expressed as a percentage) of the Restricted Period that expired on the date of the Participant’s death or Disability, reduced by

(B) the number of Shares of Restricted Stock awarded with respect to which the restrictions had lapsed as of the date of the Participant’s death or Disability.

(ii) With respect to an Award of Restricted Stock with a performance-based Period of Restriction, any unvested portion of the Award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: unvested number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(i) Other Terminations of Employment. Immediately after a Participant’s termination of employment or service for a reason other than death or Disability, except as provided in Section 19 or as the Committee may otherwise determine, a Participant will forfeit all Restricted Stock that, at the time of termination, remains subject to the restrictions imposed by paragraph (c) of this Section 9.

10. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Restricted Stock Units will be evidenced by an Award Agreement that specifies the applicable Period of Restriction, the number of Restricted Stock Units granted, the settlement date, and such other provisions as the Committee determines.

(c) Value of Restricted Stock Units. The initial value of a Restricted Stock Unit will equal the Fair Market Value of a Share on the date of grant; provided, however, that this requirement will not apply to Awards that are adjusted pursuant to Section 18.

(d) Period of Restriction. Except as otherwise provided in subsection (g) below, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, any Period of Restriction for an Award of Restricted Stock Units will not be less than one (1) year. Notwithstanding Section 3(c), the Committee does not have the discretion or authority to (i) grant any Award of Restricted Stock Units under a Period of Restriction that is shorter than the minimum Period of Restriction in this subsection (d), or (ii) shorten the Period of Restriction of any outstanding grant of Restricted Stock Units.

(e) Form and Timing of Settlement. Except as otherwise provided in Section 19 or a Participant’s Award Agreement, settlement and payment of Restricted Stock Units will be made at a specified settlement date that will not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion as specified in the Award Agreement, may settle earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of the Shares on the settlement date (or a combination thereof).

(f) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Restricted Stock Units granted under the Plan until the time, if at all, when the Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

(g) Termination Due to Death or Disability. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability:

(i) With respect to an Award of Restricted Stock Units with a time-based Period of Restriction, the restrictions on the Ratable Portion of the Award will lapse, and those Restricted Stock Units will be free of restrictions and will not be forfeited. The “Ratable Portion” of an Award of Restricted Stock Units is equal to:

(A) the number of Restricted Stock Units awarded to the Participant multiplied by the portion (expressed as a percentage) of the Restricted Period that expired on the date of the Participant’s death or Disability, reduced by

(B) the number of Restricted Stock Units awarded with respect to which the restrictions had lapsed as of the date of the Participant’s death or Disability.

(ii) With respect to an Award of Restricted Stock Units with a performance-based Period of Restriction, any unvested portion of the Award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: unvested number of Restricted Stock Units times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(h) Other Terminations of Employment. Upon a Participant’s termination of employment or service for a reason other than death or Disability, except as provided in Section 19 or as the Committee may otherwise determine, a Participant will forfeit all Restricted Stock Units that, at the time of termination, remain subject to the restrictions imposed by paragraph (d) of this Section 10.

11. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Performance Shares will be evidenced by an Award Agreement that specifies the applicable Performance Period(s) and performance goal(s), the number of Performance Shares granted, and such other provisions as the Committee determines; provided, however, that except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case will a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Shares. The initial value of a Performance Share will equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction will not apply to Awards that are adjusted pursuant to Section 18.

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Shares, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. As soon as practicable following the Committee’s determination and certification, payment will be made to each eligible Participant of the final value of the Performance Shares. The Committee, in its sole discretion as specified in the Award Agreement, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of the Shares (or a combination thereof).

(e) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Performance Shares granted under the Plan until the time, if at all, when the Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

(f) Termination of Employment or Service.

(i) Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability, the Performance Shares will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the Award to be paid may be computed under the following formula: total Performance Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(ii) Except as otherwise determined by the Committee, if a Participant terminates employment or service with the Company for any reason other than death or Disability prior to the end of the Performance Period respecting an Award of Performance Shares, the Participant will forfeit any and all right to payment under the Performance Shares.

12. Performance Units.

(a) Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

(b) Award Agreement. Each grant of Performance Units will be evidenced by an Award Agreement that specifies the number of Performance Units granted, the Performance Period(s) and performance goal(s), and such other provisions as the Committee determines; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case will a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Units. The Committee will set performance goal(s) in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid to Participants.

(d) Form and Timing of Payment. As soon as practicable following the completion of the Performance Period applicable to outstanding Performance Units, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement. As soon as practicable following the Committee’s determination and certification, payment will be made to each eligible Participant of the final value of the Performance Units. The Committee, in its sole discretion as specified in the Award Agreement, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof).

(e) Voting Rights. A Participant will not have voting rights or other rights as a shareholder with respect to the Shares subject to an Award of Performance Units granted under the Plan until such time, if at all, as Shares are issued to the Participant pursuant to the terms of the applicable Award Agreement.

(f) Termination of Employment or Service.

(i) Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service due to death or Disability, the Performance Units will be paid based on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the Award to be paid may be computed under the following formula: total Performance Units times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination of employment or service.

(ii) Except as otherwise determined by the Committee, if a Participant terminates employment or service with the Company for any reason other than death or Disability prior to the end of the Performance Period respecting an Award of Performance Units, the Participant will forfeit any and all right to payment under the Performance Units.

13. Other Stock-Based Awards.

(a) Grant. The Committee has the right to grant Other Stock-Based Awards that may include, without limitation, (i) the grant of Shares based on attainment of performance goal(s) established by the Committee, (ii) the payment of Shares as a bonus or in lieu of cash based on attainment of performance goal(s) established by the Committee, and (iii) the payment of Shares in lieu of cash under other Company incentive or bonus programs.

(b) Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or service or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Other Stock-Based Awards granted pursuant to this Section 13 will have a minimum Period of Restriction of one (1) year, which period may, in the Committee’s discretion, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s discretion, up to five percent (5%) of the Shares available for issuance under the Plan may have a shorter Period of Restriction. Notwithstanding the above, an Award of payment in Shares in lieu of cash under other Company incentive or bonus programs will not be subject to the minimum Period of Restriction limitations described above and will not be applied against or included when calculating the 5% limitation in the previous sentence.

(c) Other Company Programs. Notwithstanding subsection (b) above, an Award that is payable in Shares in lieu of cash under another Company incentive or bonus program (and not this Plan) will not be subject to any Period of Restriction.

(d) Payment of Other Stock-Based Awards. Subject to Section 13(b), payment under or settlement of any such Awards will be made in such manner and at such times as the Committee determines. The Committee may provide that settlement of Other Stock-Based Awards will be deferred, on a mandatory basis or at the election of the Participant, pursuant to a deferred compensation plan designed to comply with Code Section 409A.

(e) Termination of Employment or Service. The Committee will determine the extent to which the Participant will have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or service with the Company and its Subsidiaries. Those provisions will be determined in the sole discretion of the Committee, may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

14. Performance-Based Exception.

(a) If the Committee intends for an Award to qualify for the Performance-Based Exception, it shall specify that the attainment of one or more Performance Measures will determine the degree of granting, vesting or payout with respect to the Award. The Committee may establish Performance Measures, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments, functions, salary grade level, or position, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(b) Unless otherwise determined by the Committee, measurement of Performance Measures will exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other filings with the SEC.

(c) Performance Measures may differ for Awards granted to any one Participant or to different Participants.

(d) Achievement of Performance Measures in respect of Awards intended to qualify under the Performance-Based Exception will be measured over a Performance Period specified in the Award Agreement, and the goals will be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days that is equal to 25% of the relevant Performance Period applicable to the Award.

(e) The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee may, in its discretion, adjust the Awards downward).

15. Transferability of Awards; Beneficiaries.

(a) Awards Not Transferable. Except as provided in this Section 15, Awards under the Plan will not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and will not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. During the lifetime of a Participant, an Award will be exercised only by the Participant or the Participant’s guardian or legal representative.

(b) Death of Participant. Notwithstanding subsection (a), the Committee may provide in an Award Agreement that the Participant has the right to designate a beneficiary or beneficiaries who will be entitled to any rights, payments, or other benefits of the Award following the Participant’s death. In the event of the Participant’s death, the Participant’s beneficiary may exercise the Award, to the extent the Award Agreement permits, in the same manner and to the same extent that the Participant could have exercised the Award on the date of his of her death.

(c) Designation of Beneficiary. If an Award Agreement provides that a Participant has the right to designate a beneficiary or beneficiaries, the Participant must designate his or her beneficiary or beneficiaries in the manner the Committee prescribes in the Award Agreement.

(d) Failure to Designate a Beneficiary. If a Participant’s Award Agreement allows the Participant to designate a beneficiary or beneficiaries of the Award, and the Participant dies without a beneficiary designation valid under subsection (c), the Award may be exercised, within the limits of subsection (b), by the legatee of the Award under the Participant’s will, by the Participant’s estate in accordance with the Participant’s will, or the laws of descent and distribution.

16. Taxes.

Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Company may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six (6) months (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes), in each case having a value equal to the amount to be withheld, which will not exceed the amount determined by the applicable minimum statutory tax withholding rate (or such other rate as will not result in a negative accounting impact). For these purposes, the value of the Shares to be withheld or delivered will be equal to the Fair Market Value as of the date that the taxes are required to be withheld.

17. Conditions Upon Issuance of Shares.

(a) Shares will not be issued pursuant to the exercise or settlement of an Award, unless the exercise of the Award and the issuance and delivery of the Shares pursuant thereto will comply with Applicable Law.

(b) As a condition to the exercise or settlement of an Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Law.

18. Adjustments Upon Changes in Capitalization.

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, or any change in the corporate structure affecting the Shares, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Shares (excepting normal cash dividends) or other corporate event that has a material effect on the Fair Market Value of the Shares, such adjustment will be made in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 4(c), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award will always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 18 will be final, binding, and conclusive.

19. Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a) Change in Control. Except as otherwise provided in a Participant’s Award Agreement, if a Participant’s employment or service is involuntarily terminated, for whatever reason, at any time within twelve (12) months after a Change in Control, unless otherwise specifically prohibited under Applicable Law:

(i) any and all outstanding Awards granted under the Plan with time-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed; and

(ii) any and all Awards granted under the Plan with performance-based vesting provisions will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the termination, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the effective date of the termination.

(b) Cash-Out and Termination of Underwater Options/SARs. The Committee may, in its sole discretion, determine that (i) all outstanding Options and SARs will be terminated upon the occurrence of a Change in Control and that each Participant will receive, with respect to each Share subject to the Options or SARs, an amount in cash equal to the excess of the consideration payable with respect to one Share in connection with the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one Share in connection with the Change in Control is less than the Option Exercise Price or the SAR grant price.

(c) Subsidiary Disposition. The Committee will have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on the Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in the Subsidiary Disposition. The Committee also will have the authority to condition any such Award vesting and exercisability or release from limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from limitations in connection with a Subsidiary Disposition, will remain fully exercisable until the expiration or sooner termination of the Award.

20. Amendment, Suspension or Termination of the Plan.

(a) Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires shareholder approval, as described in subsection (b) below, will be effective unless the amendment is approved by the requisite vote of shareholders of the Company entitled to vote thereon within the applicable time period.

(b) Amendments Requiring Shareholder Approval. The Board will seek shareholder approval of any amendment the Board determines would require shareholder approval under the applicable rules of any national securities exchange or other market system, and such an amendment will become effective only upon its approval by the Company’s shareholders. Except for adjustments made pursuant to Section 18, plan amendments that require shareholder approval include, without limitation, any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan; (ii) reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs; (iii) extend the term of the Plan or the maximum term of Options granted under the Plan; or (iv) change the class of persons eligible for grants of Awards under the Plan. Except as provided in Section 18, the Committee may not take any action: (1) to reprice, replace, regrant through cancellation or modify an outstanding Option or SAR if the effect of such action would be to reduce the Exercise Price of the Option or the grant price of the SAR; or (2) to cancel an outstanding Option or SAR having an Exercise Price or grant price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award, without, in each case, first obtaining approval of the shareholders of the Company of such action.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 18) affecting the Company or the financial statements of the Company or of changes in Applicable Law, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception will be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(d) Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award will adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding the Award, unless the termination, modification or amendment is required by Applicable Law and except as otherwise provided under the Plan.

(e) Compliance with the Performance-Based Exception. If an Award is intended comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 20, make any adjustments to the Plan or Award Agreements it deems appropriate.

21. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares sufficient to satisfy the Plan’s requirements. Shares issued under the Plan may be either authorized but unissued Shares, or Shares held in the Company’s treasury.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell the Shares as to which the requisite authority is not obtained.

22. Rights of Participants.

(a) Continued Service. The Plan will not confer upon any Participant any right to continue employment or service with the Company, nor will it interfere in any way with his or her right or the Company’s right to terminate a Participant’s employment or service at any time, with or without cause.

(b) Participant. No Employee, Non-Employee Director, consultant or other individual will have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

23. Successors.

All obligations of the Company under the Plan and with respect to Awards will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company, and references to the “Company” in the Plan and in any Award Agreements will be deemed to refer to such successors.

24. Legal Construction.

(a) Gender, Number and References. Except where otherwise indicated by the context, any masculine term used in the Plan also will include the feminine, the plural will include the singular, and the singular will include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or rule or regulation will be deemed to refer to that Section of the Plan, act, code, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, rule or regulation.

(b) Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

(c) Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan will be subject to all Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d) Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements under the Plan will be construed in accordance with and governed by the laws of the State of Indiana, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(e) Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the Company’s shareholders for approval will be construed as creating any limitations on the power of the Board or a committee of the Board to adopt any other incentive arrangements it may deem desirable.

(f) Code Section 409A Compliance. To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to that section by the U.S. Department of the Treasury or the Internal Revenue Service. Any provision that would cause the Plan or any Award granted under the Plan to fail to satisfy Code Section 409A will have no force or effect until amended to comply with Code Section 409A, which amendment may be retroactive to the extent permitted by Code Section 409A.

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
INTERACTIVE INTELLIGENCE, INC.

Purpose

The Audit Committee of the Board of Directors of Interactive Intelligence, Inc. (the "Company") is appointed by the Board to assist the Board in monitoring (1) the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the independent auditor, and (4) the Company's compliance with legal and regulatory requirements.

The Audit Committee is also responsible for producing the Audit Committee’s annual report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement.

Committee Membership

The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and SEC rules and regulations.

The members and the Chair of the Audit Committee shall be appointed by the Board and members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to retain and terminate the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall preapprove all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor (subject to the de minimus exception for non-audit services described in Section 10A of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting, as required by Section 10A of the Exchange Act. The independent auditor shall report directly to the Audit Committee.

The Audit Committee may establish pre-approval policies and procedures pursuant to which audit and permitted non-audit services are approved, as long as the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such polices and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking Board approval, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management and the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee shall review and approve all related-party transactions.

The Audit Committee shall make regular reports to the Board which shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee shall also perform the following functions:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

3.
Discuss with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, as well as significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

4.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor or management.

(b) The management letter provided by the independent auditor and the Company's response to that letter.

(c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, including any accounting adjustments that were noted or proposed by the auditor but were "passed" (as being immaterial or otherwise).

Oversight of the Company's Relationship with the Independent Auditor

8.	Review the experience and qualifications of the senior members of the independent auditor team.

9.
Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

10.
Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

11.	Assure the regular rotation of those audit partners of the independent auditor as required by Section 10A of the Exchange Act.

12.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Set policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

14.	Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

16.	Obtain and review the report required under Section 10A of the Exchange Act from the independent auditor.

Compliance Oversight Responsibilities

17.	Obtain from the independent auditor assurance that the provisions of Section l0A of the Exchange Act respecting the detection and reporting of illegal acts have not been implicated.

18.
Obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements and the Company's Ethics and Corporate Compliance Program. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics and Corporate Compliance Program.

19.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

20.	Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

PROXY - INTERACTIVE INTELLIGENCE, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 18, 2006
9:00 a.m. Eastern Daylight Time

INTERATIVE INTELLIGENCE, INC. - HEADQUARTERS
7601 Interactive Way
Indianapolis, IN 46278

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2006.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” the election of the two director nominees listed under Item 1, “FOR” the approval of the Interactive Intelligence, Inc. 2006 Equity Incentive Plan under Item 2 and “ABSTAIN” on the proposal to restore voting rights to control shares under Item 3.

By signing the proxy, you revoke all prior proxies and appoint Donald E. Brown, M.D. and Stephen R. Head, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See below for voting instructions.

Telephone, Internet and Mail Voting Instructions

You can vote by telephone or Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two alternate voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet	To vote by Mail
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone phone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE	• Mark, sign and date the proxy card.

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.	• Return the proxy card in the postage-paid envelope provided.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 12:00 p.m., Central Time, on May 17, 2006.
THANK YOU FOR VOTING

☐ Mark this box with an X if you have made
changes to your name or address details above.

ANNUAL MEETING PROXY CARD

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE, INTERNET AND MAIL VOTING INSTRUCTIONS.
A. Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Edward L. Hamburg, Ph.D.	☐	☐
02 - Samuel F. Hulbert, Ph.D.	☐	☐

B. Issues
The Board of Directors recommends a vote FOR issue 2 and makes no recommendation with respect to issue 3.

	For	Against	Abstain
2. To approve the Interactive Intelligence, Inc. 2006 Equity Incentive Plan.	☐	☐	☐
3. Proposal to restore voting rights to control shares.	☐	☐	☐
4. To transact any other business which may be properly brought before the meeting or any adjournment or postponement thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions for be executed.
Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustee, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyy)